UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08348

LORD ASSET MANAGEMENT TRUST

(Exact name of Registrant as specified in charter)

440 South LaSalle Street

Chicago, Illinois 60605-1028

(Address of principal executive offices) (Zip code)

Patrick W.D. Turley Dechert LLP 1775 I Street, N.W. Washington, D.C. 20006	Thomas S. White Thomas White International, Ltd. 440 South LaSalle Street Chicago, Illinois 60605-1028

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 663-8300

Date of fiscal year end: 10/31

Date of reporting period: 11/01/09-10/31/10

ITEM 1.	REPORT TO STOCKHOLDERS.

ANNUAL REPORT

OCTOBER 31, 2010

THE INTERNATIONAL FUND

THE EMERGING MARKETS FUND

THE AMERICAN OPPORTUNITIES FUND

www.thomaswhite.com

Visit our website and travel country to country as we chronicle the world’s transformation into an exciting global marketplace.

Emerging Markets Newsletter

A new addition to our basket of content, the Emerging Market Newsletter is an industry- and sector-specific review that provides insightful analysis of the four developing countries that are expected to move the global economy forward in the future. Our analysts sift through data and mine information that will help understand changes in the dynamic economies of Brazil, Russia, India and China.

Global Economic Overview

Each month the Global Economic Overview offers a panorama of the trends, economic indicators and policy changes occurring in the world economy that are of interest to global investors.

*Image Credit: www.dilma.com.br

Emerging Leaders

Bi-weekly, Thomas White’s Emerging Leaders showcases the rising talent budding in emerging market countries throughout the world. With interest in developing economies mounting, Emerging Leaders will profile some of the faces that will be the decision makers and instruments of change in this exciting new marketplace in the years to come.

Empowering the Investor SM	www.thomaswhite.com

THOMAS S. WHITE, JR.

The Funds’ President and Portfolio Manager

Thomas White is the Funds’ President and Portfolio Manager. He has 44 years of investment experience, dating back to 1966 when he began his career at Goldman Sachs. Tom’s interests have always been global. As a boy he grew up around the world, living and traveling throughout Europe, North America and the Far East before graduating from Duke University with an economics degree in 1965. Over his forty-four years as an investment manager, he has been with Lehman Brothers, Blyth Eastman Dillon and Morgan Stanley, where he spent 14 years as a Managing

Director. While at Morgan Stanley, Tom served as Chief Investment Officer for the firm’s U.S. value-style equity group.

Thomas White International, Ltd. was founded in 1992. It was initially named Lord Asset Management until 1997. Mr. White directs the management of portfolios in Europe, Africa, North America, Latin America, Japan and Asia. He is the senior professional in a team of seasoned security analysts who have been with the firm for many years. The firm’s research division produces monthly publications and weekly research reports covering 2,000 companies in 45 countries. This research is purchased by major asset management firms and broker-dealers worldwide.

www.thomaswhite.com

Message to Shareholders

December 23, 2010

Dear Shareholders and Friends,

We want to extend our appreciation to the growing number of individuals, registered investment advisors and investment banks who have entrusted us to manage a portion of their assets. Responding to your confidence, we have increased our capacity to provide client support. We have also expanded the research and analysis available on our website to keep you current on important topics and significant events affecting global investing. These improvements are being guided by your many helpful comments. We are continuing to add security analysts in our affiliate office in Asia, where the number of public companies is expanding rapidly. Our Chicago and Bangalore research professionals currently search for undervalued stocks in 24 developed countries and 21 emerging market countries.

The State of Globalization

The world is in a powerful and exciting period of change, which our firm refers to as globalization. Our professionals understand that their success in providing clients superior performance depends on how well they understand these changes and take advantage of them.

As we define the term, globalization began when several foreign countries abandoned their failed economic models (communism and socialism) in the late 1980’s and adopted the West’s more effective market-driven methods used to manage their economies. This shift had both obvious domestic and more subtle international effects that explain the surge in world growth that has occurred over the last 20 years.

Comparing those Countries that Converted to Capitalism

For those countries converting to capitalism, the task of making a U-turn was momentous to say the least. Authorities forced everyone to forget their past ways of thinking and to start afresh with an approach they had previously condemned as heresy. Government bodies had to legislate changes to a myriad of rules and regulations involving labor, commerce, banking, securities exchanges, corporate governance, taxation, land, zoning, real estate, trade, and protection of the environment, among others, with each having opposing constituents arguing their points of view.

In hindsight, among the major emerging market countries, China has handled this ongoing task far better than others, and this is clearly reflected in its dramatic growth. It can be said that having a single party with an iron rule over the country made the task easier for Beijing than say democratic India, especially since India has rarely had a majority government. In Russia, where an attempt at democracy effectively failed, its politically-favored top bureaucrats gained

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control of many of the nations’ publically traded stocks. Read more about this in our BRIC Spotlight Report: Oligarchs: The First Russian Capitalists. (http://www.thomaswhite.com/explore-the-world/BRIC-spotlight/2010/russia-oligarchs.aspx)

The point we want to emphasize here is that the countries whose governments were most effective in establishing revised business rules, and were successful in implementing them, produced the highest subsequent economic growth.

Why Corporations are Rushing to Become Multinational

When, simplistically speaking, half of the world joined the other half and began managing their economies using the same market-driven approach, the marketplace effectively doubled in size for everyone. The following business axiom explains the more subtle implications of this event. Business executives recognize that the larger their company’s scale in terms of access to customers, talented executives, labor, resources and sources of capital, the higher the odds of their company’s success. Accordingly, companies immediately began selling their products worldwide and relocating their manufacturing where the labor was cheapest, most often in emerging market countries.

Are Multinational Corporations Responsible for Today’s Unprecedented International Cooperation in Resolving Financial Challenges and Commercial Disagreements?

One effect of this growing internationalization of corporations and banks is that they have become powerful lobbyists within their home countries, promoting negotiation and diplomacy to settle country vs. country disagreements.

Moreover, since the prosperity of nations now reflects the growth and profitability of their private corporations, the above business axiom also influences their policies, rules and regulations. This may explain the surprising new willingness of nations around the world to reduce trade barriers despite past cultural animosities, and local business and labor opposition. Consider the recent unprecedented cooperation among governments to successfully stop the potential financial collapse in late 2008. The same new attitude is evident in the current negotiations to maintain the European Union. We are clearly moving toward an eventual global unification of business rules and regulations. Changing long-held attitudes is challenging, so speed bumps are to be expected. Despite being in everyone’s self interest, encouraging previously uncooperative groups of nations to integrate is no easy trick. Then again, who would have thought 25 years ago that the Soviet Union and China would have ever adopted capitalism?

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			Developed Markets			Emerging Markets
		World	USA	Europe#	Japan	China	India	Brazil	Russia
Region/Country	2009*	100.0%	20.4%	15.1%	6.0%	12.6%	5.1%	2.9%	3.0%
Weight in the World Economy	Rank	-	2	1	4	3	5	10	8
World Population	Rank	-	4	3	12	1	2	6	10
World Land Mass	Rank	-	3	7	64	4	8	5	1
Economic Growth	2009	-0.6%	-2.4%	-4.1%	-5.2%	8.7%	5.7%	-0.2%	-7.9%
(Annual Rate)	2010	4.8%	2.6%	1.7%	2.8%	10.5%	9.7%	7.5%	4.0%
	2011	4.2%	2.6%	1.5%	1.5%	9.6%	8.4%	4.1%	4.3%
Inflation Rate	2009	2.5%	-0.3%	0.3%	-1.4%	-0.7%	10.9%	4.9%	11.7%
(Annual Rate)	2010	3.3%	1.4%	1.6%	-1.0%	3.5%	13.2%	5.0%	6.6%
	2011	3.0%	1.0%	1.5%	-0.3%	2.7%	6.7%	4.6%	7.4%
Government Spending	2009	-6.9%	-9.2%	-4.7%	-7.5%	-2.4%	-8.5%	-1.8%	-4.2%
Surplus/Deficit	2010	-6.0%	-11.1%	-6.7%	-9.6%	-2.9%	-9.6%	-1.7%	-4.8%
(% of GDP)	2011	-4.9%	-9.7%	-5.1%	-8.9%	-1.9%	-8.8%	-1.2%	-3.6%
Import Export Balance	2009	0.1%	-2.9%	-0.6%	2.8%	5.8%	-2.1%	-1.5%	3.9%
Surplus/Deficit	2010	0.3%	-3.2%	0.2%	3.1%	4.7%	-3.1%	-2.6%	4.7%
(% of GDP)	2011	0.2%	-2.6%	0.5%	2.3%	5.1%	-3.1%	-3.0%	3.7%

* A country's weight within the world economy is based on its 2009 PPP GDP (source IMF).

# European Union

Data for 2010 and 2011 are projections.

World Economy

We feel that strong emerging market country growth will offset weak recoveries in the developed countries to advance world GDP by 4.8% in calendar year 2010, a strong rebound from 2009’s 0.6% contraction. We believe that the emerging market economies, and particularly those in Asia, will continue to drive global growth in 2011 and 2012.

Developed Markets - Another Tortoise Race

Growth in developed countries has slowed a bit since midyear and we believe that it won’t pick up until late 2011. In the United States, we feel that 2010’s full year growth should be 2.6%, slow to 2.3% in 2011, and then rise to 3.8% in 2012. It is our belief that the second half of 2011 should finally bring a mild recovery in construction and housing. We also feel that U.S. exports should accelerate, assuming the dollar continues to be weak.

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In Europe, growth has been hobbled this year as the sovereign bond credit crisis has caused most governments to reduce spending and banks to slow lending. The region’s growth should recover to 1.7% this calendar year from 2009’s -4.1%, but with the current lull in activity probably continuing until a second half recovery next year, we have lowered expected GDP growth to 1.5% in 2011 and 2.5% in 2012.

We believe the strong Asian economies caused Japan’s growth to rise to a surprising 2.8% in 2010, but we have lowered its 2011 growth estimate to 1.5% due to a recent rise in the Yen that should slow exports next year. In short, it appears there will be another “tortoise race” between the developed markets in 2011, with the U.S. probably winning with 2.3% growth, followed by Europe and Japan at 1.5% apiece.

Emerging Markets - Asia is Setting the Pace

Most Asian Emerging Market economies are growing at high single digit rates in 2010. Despite taking earlier monetary action to moderate inflation, we believe that China’s GDP should grow 10.5% this year and 9.6% in 2011. In India, the Reserve Bank increased interest rates to slow the economy as its citizens, especially the poor, were suffering from double digit food inflation. We project Indian GDP growth will slow from 13.9% this year to 6.7% in 2011. A number of emerging market countries will experience mild slowdowns next year as a result of strong fund inflows from abroad. While these monies will help finance expansion, they could also slow the pace of a country’s exports by pushing exchange rates to levels where products become overpriced.

Assessing the Risks in U.S. Dollar Denominated Assets

We believe the U.S. dollar will continue its long-term decline in value against most other developed and emerging market country currencies and that global investors should guard against this possibility.

America’s status was largely created by earlier generations who recognized that hard work, saving and other short-term sacrifices were necessary to take advantage of this country’s many opportunities. Perhaps it is natural that, spoiled by the success of their parents and grandparents, most of today’s generation has clearly shown they are not willing to make the same sacrifices. There is no hiding from the probability that this will diminish their children’s future standard of living.

America’s image as a disciplined country worthy of emulating is already fading. While other developed countries are making the necessary but painful decisions to raise taxes, reduce personal and government spending to sustainable levels and to repair their balance sheets, America is doing just the opposite. Moreover, while country leaders around the world have forced tough new energy efficiency laws and have sharply raised gasoline prices, America, with a massive trade deficit, has low pump prices and few penalties on the purchase of SUVs. Inexpensive natural gas that could be legislated as an alternative fuel is readily available within our borders, yet, as our young men and women die in a hugely expensive Afghanistan war, America continues to import crude oil enriching many of the very countries who finance the

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terrorism aimed against us. Does this sound like a country that other newly developing countries should emulate?

Please do not interpret our attitude toward the long-term decline of the dollar as a suggestion that we can predict year-to-year currency movements. In fact, we recognize that in sharp market declines, the dollar often strengthens.

Our Portfolio Strategy

We strongly believe investors will be well served owning equity portfolios of sound companies that are broadly diversified across the world’s regions and industries. While equities are the most volatile asset class, history shows they have produced superior, inflation-adjusted returns over the long term. Well-run companies with prudent balance sheets have demonstrated the ability to survive a wide range of economic and business storms and come back more valuable than before. By being able to cope with these challenging times better than their weaker competitors, these companies should be able to use their advantages in scale, lower costs and greater access to capital to increase market share in their industries and acquire valuable companies or divisions at fire sale prices. Like us, company managers with long-term horizons recognize that difficult environments may offer exceptional buying opportunities.

Your Portfolio Manager and Others in Our Firm are Fellow Fund Shareholders

To demonstrate my personal belief in our investment approach and in an effort to avoid any perceived conflicts of interests with shareholders, I keep 100% of my personal stock market investments in the three Thomas White Funds, including the new Thomas White Emerging Markets Fund.

We feel the globalization of economies and equity markets is now antiquating past business and investment approaches at a speed that matches advances in technology…and we see this pace of change accelerating. Accordingly, I encourage you to stay abreast of the important events occurring in the forty-five countries covered by our analysts. Their observations are available at www.thomaswhite.com. Please subscribe to this content on the site.

Best wishes for a healthy and prosperous 2011,

Thomas S. White, Jr.

President

FORWARD LOOKING STATEMENTS

Certain statements made above may be forward looking. Actual future results or occurrences may differ significantly from those anticipated in any forward looking statements due to numerous factors. Thomas White International, Ltd. and the Thomas White Funds undertake no responsibility to update publicly or revise any forward looking statements.

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INTERNATIONAL STOCK MARKET PERFORMANCE

The MSCI World Index has had a more consistent performance pattern over the last 40 years than any of its regional sub-indices.

MSCI INDICES (US$)	The regional performance order in each 5-year period is shown as rank #1 (best) to #5 (worst).
5-YEAR RETURN PERIODS	MSCI WORLD	MSCI AC WORLD[1]	EUROPE*	USA	JAPAN	PACIFIC EX-JAPAN*	EMERGING[1]
1970-1974	-1.3%		-0.9% (#2)	-3.4% (#3)	16.0% (#1)	-6.2% (#4)

1975-1979	16.0%		18.9%(#2)	13.3% (#4)	18.8% (#3)	27.5% (#1)

1980-1984	12.4%		6.1% (#3)	14.5% (#2)	17.0% (#1)	4.1% (#4)

1985-1989	28.0%	28.1%	32.3% (#3)	19.8% (#5)	41.4% (#2)	22.4% (#4)	52.2% (#1)

1990-1994	4.2%	4.7%	7.0% (#4)	9.2% (#3)	-3.4% (#5)	15.3% (#2)	20.9% (#1)

1995-1999	20.2%	19.2%	22.5% (#2)	29.7% (#1)	2.1% (#5)	5.0% (#3)	2.0% (#4)

2000-2004	-2.0%	-1.8%	0.4% (#3)	-3.2% (#4)	-6.3% (#5)	6.6% (#1)	4.6% (#2)

2005-2009	2.6%	3.6%	4.5% (#3)	0.7% (#4)	-0.7% (#5)	11.7% (#2)	15.9% (#1)

2010[2]	6.9%	7.8%	4.3% (#5)	8.1% (#3)	5.2% (#4)	11.1% (#2)	14.3% (#1)
1970-2010[2]	9.5%		10.7%	9.5%	9.6%	10.4%

1988-2010[2]	7.2%	7.5%	9.4%	9.7%	-0.3%	10.8%	14.0%

*Developed Markets

1Data beginning January 1, 1988

2Returns through October 31, 2010

History shows that regional returns are random in their timing, with no area holding a monopoly on performance. Note the 1970-2010 regional return range of 9.5% to 10.7% are all close to the 9.5% MSCI World Index return.

Observe that the MSCI World Index has enjoyed a more consistent pattern of returns over this period than most of its sub-indices. This is because regional bull and bear markets have tended to offset one another. The MSCI AC World Index, started in 1988, has outperformed the World Index due to the new added emerging markets stocks, but retained the latter’s pattern of more consistent returns due to its even broader diversification.

Investors who invest globally by owning Thomas White’s American Opportunities, International and Emerging Markets Funds could benefit from the potential for smoother performance inherent in portfolios that are diversified across industries, countries and currencies.

In falling market environments, less volatile performance encourages investors to stay the course. This promotes success in reaching one’s long-term investment goals.

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THE WORLD HAS CHANGED

The number of stocks on in the world has surged 105% since the end of the Cold War in 1989. As of October 2010, America’s 5,103 exchange-traded stocks now only represent 11.26% of the 45,311 stocks on the world’s 51 exchanges.1

The Growth of World Stock Markets: Regional Weights
1960 to October 31, 2010[2]	1960	1970	1980	1990	2000	2010
Developed Markets	99.9%	99.8%	99.2%	97%	96%	77%

Unites States	72%	66%	57%	43%	51%	34%

Canada	3%	2%	3%	2%	2%	4%

Europe	22%	22%	23%	25%	28%	24%

Asia Pacific	3%	8%	16%	27%	15%	15%

Emerging Markets	0.1%	0.2%	0.8%	3%	4%	23%
The World Market	100%	100%	100%	100%	100%	100%
Market Value ($ trillions)	$0.5	$2.0	$4.1	$8.2	$26.9	$38.6

1World Federation of Exchanges, Focus-Oct 2010

2Source: Thomas White International, Ltd.

Globalization has spurred growth in every region of the world. International stocks now represent over half of the total world stock market value including Sony, Nokia, Toyota, BMW, L’Oreal, Unilever, Heineken, Volvo, Nestle, UBS, Volkswagen, Honda and Royal Dutch Shell. Emerging market companies include Samsung, LG and Hyunadi.

Given their quality, diversity and long-term growth potential, it only makes common sense that investors search for opportunities worldwide. The Thomas

White American Opportunities, International and Emerging Markets Funds are managed by the same portfolio manager and analysts who adhere to an identical valuation-oriented investment style. The three portfolios complement one another in that, when combined, they have the profile of the MSCI All-Country World Index.

Shareholders who want to adopt a global investment strategy for their savings and investment program should consider owning all three Thomas White Funds.

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THOMAS WHITE INTERNATIONAL FUND	SYMBOL: TWWDX

Portfolio Manager: Thomas S. White, Jr.

The Thomas White International Fund primarily invests in equity securities of companies located in the world’s developed countries outside of the U.S. There may also be a portion of the Fund’s assets invested in companies from emerging market countries.

Performance Review

The Thomas White International Fund produced an investment return of +8.2% for the six-month period ended October 31, 2010, as compared to +6.5% for its benchmark, the MSCI All Country World ex-U.S. Index. For the trailing 1-year period, the Fund returned +16.9% leading the benchmark’s return of +12.6% by over 400 basis points. The Fund’s long-term performance remains strong, returning +8.6% annualized since its inception in June 1994, against +5.7% for the benchmark index. The Fund returned -8.0%, +7.1%, and +7.0% for the trailing 3-, 5-, and 10-year periods, which was higher than the -8.1%, +5.7% and +5.0% returns for the MSCI All Country World ex-U.S. Index over the same periods.

Global Growth Slows, but Not as Much as Feared

While the global economic recovery was stronger than expected in its early stages in 2009, the pace of economic activity slowed this year. Despite record low interest rates, the large developed economies lost momentum as the fiscal stimulus measures were wound down. Though consumer demand in developed countries expanded, the moderate growth rate was not sufficient to encourage businesses to expand capacity and resume hiring. As a result, unemployment remains high across most developed economies, restricting income growth and a more vigorous recovery in consumption.

The Euro-zone was buffeted by persistent fears about the fiscal problems of some countries, cascading into a deep crisis affecting the entire region. Greece faced the most stress earlier in the reporting period, but towards the end of the reporting period the extremely weak financial health of the Irish banking system caused concern. The European Union and the International Monetary Fund had to step in and offer significant financial support to both Greece and Ireland to help them recover.

Nevertheless, the moderation in the pace of global economic activity has so far not turned out to be as severe as earlier forecasted. Led by the larger economies in Germany, France, and the U.K., economic growth in Europe so far this year has stayed ahead of expectations. Elsewhere, the Japanese and Canadian economies also managed to sustain their rate of expansion. However, it is the large emerging economies like China, India, and Brazil that are contributing the most to global economic growth. These economies have nearly managed to regain their pre-recession momentum, increasingly fueled by rising domestic consumption.

Global trade volumes have expanded at a healthy pace this year, helped by sustained demand growth in commodities and manufactured goods. Despite higher commodity prices, corporate profitability improved further during the third quarter of the calendar year as businesses continued to benefit from efficiency gains. Record cash flows and low financing costs supported the increased mergers and acquisitions activity

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THOMAS WHITE INTERNATIONAL FUND

during the reporting period. Emerging market companies were particularly active in raising capital during the reporting period, encouraged by increased market liquidity and better valuations.

Reviewing the Portfolio

The International Fund outperformed its benchmark index during the review period. The Fund’s long-term returns also have exceeded that of its benchmark, which we believe validates our disciplined research process designed to identify undervalued stocks. During the review period, the Fund’s holdings in the consumer durables, diversified financial services, consumer retail, and consumer staples sectors yielded the most returns while the technology, energy, capital goods, and utilities sector holdings underperformed. The Fund portfolio’s exposure to the insurance, financial services, utilities, and metals sectors were increased during the reporting period, while the positions in technology, capital goods, healthcare, and energy sectors were pared down.

During the six-month period ended October 31, 2010, the improved outlook for consumer spending helped the portfolio’s holdings such as Indonesian specialty tobacco manufacturer Gudang Garam Tbt Pt. (+74.2%) and Brazilian brewer Companhia de Bebidas das Americas, better known as Ambev (+42.8%). Luxury consumer goods producer and retailer Christian Dior S.A. (+35.4%) also benefited from the trend. Chinese automaker Dongfeng Motor Group Co. Ltd. (+48.9%) gained from the increased demand for vehicles in its domestic market, while South East Asian auto retailer Jardine Cycle & Carriage Ltd. (+36.5%) benefited from strong auto sales across most of Asia. Improving commodity prices helped the

Fund’s holdings such as diversified mining companies Rio Tinto Plc. (+28.0%) and Grupo Mexico SAB de CV (+25.1%).

Despite recovering towards the end of the review period on better than expected economic growth, Japanese holdings in the Fund were among the underperformers. They included diversified industrial holding company Fuji Electric Holdings Co., Ltd. (-21.3%), electronics goods retailer Yamada Denki Co. Ltd. (-16.9%), industrial glass manufacturer Nippon Electric Glass Co. Ltd. (-16.0%), and financial services provider Sumitomo Mitsui Financial Group (-9.7%). Despite the uptrend in energy prices, some of the Fund’s energy holdings lost value, such as Brazilian oil producer Petroleo Brasileiro S.A. (-19.4%), better known as Petrobras, as well as Canadian energy producers, Nexen Inc. (-12.5%) and Canadian Natural Resources Ltd. (-5.4%).

Despite Elevated Risks, Global Recovery Remains on Track

The outlook for the global economy has improved in recent months in our view, though the risks to growth remain elevated. While low interest rates and sustained global demand continue to support the major developed economies, the large emerging economies are likely to maintain their growth despite the restrictive fiscal and monetary policies aimed to prevent overheating. Global manufacturing activity has accelerated in recent months, which underscores renewed optimism about demand trends in key markets.

In Europe, though concerns about the fiscal health of some of the larger economies like Spain and Portugal linger, the countries facing the most challenges are in the periphery of the region. The most influential European

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OCTOBER 31, 2010

economies, especially Germany, continue to benefit from the strong global demand for manufactured products and are expected to sustain their pace next year as well. Besides, the European Union and the IMF have demonstrated their ability to swiftly intervene in the event of a crisis. However, the austerity measures adopted by some countries may restrict the region’s economic expansion.

Several large emerging economies have seen their currencies strengthen since last year on higher capital inflows and have become increasingly worried about their deteriorating price competitiveness in export markets. The extraordinary monetary easing programs in some of the developed countries have further widened the rate differentials, and have forced several countries in Asia and Latin America to actively intervene in currency markets and impose selective capital controls. However, capital inflows are unlikely to slow as central banks in these countries may hike interest rates further to combat rising inflation. This may invite more restrictions on investment flows and worsen trade frictions between countries.

We thank you for investing in the Thomas White International Fund. We believe that the U.S. dollar will likely remain subdued because of the Federal Reserve’s quantitative easing and the sustained capital flows into overseas assets. This should benefit investors with exposure to international asset portfolios, like the Fund. It should also be noted that, despite the monetary easing, bond prices have corrected and yields have moved up, which again favors equity assets.

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED

The above chart presents performance in terms of an initial $10,000 investment in the Fund, assuming all dividends reinvested, and its benchmark index. The cumulative return since inception was +282.51% for the Fund and +148.50% for the MSCI All Country World ex US Index. The one-year return for the Fund was +16.88%. The Fund’s average annual total return since inception was +8.86%. The MSCI Index includes reinvestment of dividends net of foreign withholding taxes. Investors cannot invest directly in the index, although they can invest in its underlying securities. During the periods shown, the Fund’s manager reimbursed certain Fund expenses, absent which performance would have been lower.

Past performance does not guarantee future results and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

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THOMAS WHITE INTERNATIONAL FUND

Average Annual Returns as of October 31, 2010[1]
	6 month	YTD	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
International Fund	8.22%	9.34%	16.88%	-(7.96)%	7.08%	6.99%	8.56%
MSCI All Country World ex US Index	6.49%	7.22%	12.63%	-(8.05)%	5.74%	5.02%	5.73%

Operating Expenses (annualized)
Year ended October 31, 2010	1.38%

Portfolio Turnover
Year ended October 31, 2010	43.93%

Country Allocation	% of TNA
Australia	3.2%
Austria	0.6%
Brazil	5.8%
Canada	6.9%
China	4.9%
Czech Republic	0.5%
Finland	2.7%
France	4.7%
Germany	7.3%
Hong Kong	5.1%
India	1.4%
Indonesia	2.4%
Israel	1.0%
Italy	1.0%
Japan	11.3%
Malaysia	0.6%

Country Allocation	% of TNA
Mexico	2.7%
Netherlands	2.6%
Poland	0.3%
Russia	1.4%
Singapore	3.3%
South Africa	3.7%
South Korea	3.7%
Spain	4.1%
Sweden	1.1%
Switzerland	2.5%
Thailand	0.3%
Turkey	0.8%
United Kingdom	11.1%
United States	0.8%
Cash & other assets	2.2%

Sector Allocation	% of TNA
Banking	15.3%
Building	0.8%
Capital Goods	2.1%
Chemicals	4.1%
Communications	5.0%
Consumer Durables	4.4%
Consumer Retail	8.0%
Consumer Staples	7.6%
Energy	8.6%
Financial Diversified	6.3%
Health Care	5.3%
Industrial	3.4%
Insurance	4.3%
Metals	9.0%
Services	2.4%
Technology	5.0%
Transportation	1.9%
Utilities	4.4%
Cash & Other	2.1%

NAV	Net Assets	Redemption Fee	12b-1 Fees
$16.75	$485.2 million	2.00% within 60 days	None

1MSCI All Country Indices represent both the developed and the emerging markets for a particular region. For example, the MSCI All Country Far East Index includes both developed markets such as Hong Kong and Singapore and emerging markets such as Indonesia and Thailand. The MSCI All Country World Index includes 48 markets. The MSCI All Country World ex US Index represents the same countries as the All Country Index except it does not include the U.S. All indices are unmanaged and returns assume the reinvestment of dividends. The International Fund also assumes the reinvestment of dividends and capital gains distributions. Investors cannot invest directly in the indices, although they can invest in their underlying securities. During the periods shown, the Fund’s manager reimbursed certain Fund expenses, absent which performance would have been lower. Past performance does not guarantee future results and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

12	www.thomaswhite.com

Investment Portfolio	October 31, 2010

Country	Issue	Industry	Shares	Value

COMMON STOCKS (93.6%)

AUSTRALIA (3.2%)
	Australia & New Zealand Banking Group +	Banking	190,700	$4,650,448
	BHP Billiton +	Metals	34,000	1,403,394
	Coca-Cola Amatil Ltd +	Consumer Staple	164,000	1,958,176
	Incitec Pivot Ltd +	Chemicals	823,700	3,032,616
	Metcash Ltd +	Consumer Retail	616,000	2,640,176
	Woolsworths Ltd +	Consumer Retail	68,000	1,885,436

				15,570,246

AUSTRIA (0.6%)
	OMV AG +	Energy	41,600	1,554,738
	Vienna Insurance +	Insurance	27,000	1,451,274

				3,006,012

BRAZIL (1.6%)
	Brookfield Incorporated	Building	311,000	1,694,981
	Cia Saneamento Basic	Utilities	182,000	4,086,573
	Diagnosticos Da Amer *	Health Care	143,200	1,769,923

				7,551,477

CANADA (6.9%)
	Alimentation Couche	Consumer Retail	104,800	2,488,476
	Bank Nova Scotia	Banking	54,447	2,918,250
	Canadian National Railway	Transportation	29,000	1,878,176
	Canadian Ntrl Resources	Energy	71,200	2,591,815
	Canadian Pacific Railway	Transportation	44,000	2,867,762
	Eldorado Gold Corp	Metals	106,000	1,794,718
	Enbridge Inc	Utilities	55,500	3,069,366
	Industrial Alliance	Insurance	23,100	724,705
	Metro Inc -A	Consumer Retail	32,000	1,468,234
	Nexen Inc	Energy	154,700	3,291,165
	Rogers Communications (TSX listed) #	Services	37,500	1,366,875
	Rogers Communications (NYSE listed)	Services	78,500	2,859,857
	Royal Bank Of Canada	Banking	55,000	2,932,793
	Teck Resources Ltd-B	Metals	72,000	3,218,818

				33,471,010

CHINA (4.9%)
	Bank Of Communications +	Banking	1,575,500	1,724,227
	China Petroleum & Chemical +	Energy	1,956,000	1,863,872
	China Resources Power +	Utilities	1,710,000	3,287,646
	CNOOC Ltd +	Energy	940,000	1,962,250
	Dongfeng Motor Group +	Consumer Durables	5,264,000	11,536,056
	Industrial & Commercial Bank Of China +	Banking	4,305,000	3,484,898

				23,858,949

See Notes to Financial Statements

www.thomaswhite.com	13

Thomas White International Fund

Country	Issue	Industry	Shares	Value

CZECH REPUBLIC (0.5%)
	Philip Morris CR AS +	Consumer Staple	4,100	$2,200,350

FINLAND (2.7%)
	Kesko Oyj - B Shs +	Consumer Retail	61,000	3,025,484
	Pohjola Bank Plc +	Banking	488,300	6,173,528
	Sampo A Ord +	Insurance	133,800	3,753,224

				12,952,236

FRANCE (4.7%)
	BNP Paribas +	Banking	121,200	8,873,052
	Christian Dior # +	Consumer Retail	44,750	6,464,970
	France Telecom Sa +	Communication	91,000	2,184,391
	Sanofi-Aventis +	Health Care	32,600	2,274,293
	Schneider Electric # +	Industrial	19,900	2,821,834

				22,618,540

GERMANY (7.3%)
	BASF +	Chemicals	83,450	6,087,853
	Beyersche Motoren Werks +	Consumer Durables	48,900	3,502,208
	Deutsche Bank AG +	Banking	136,500	7,896,348
	Hannover Rueckvers +	Insurance	65,600	3,300,743
	Hochtief AG +	Building	23,300	2,019,900
	Muenchener Rueckver +	Insurance	21,100	3,297,485
	RWE AG +	Utilities	45,300	3,257,283
	SAP AG +	Technology	57,900	3,006,863
	United Internet AG # +	Technology	162,000	2,902,457

				35,271,140

HONG KONG (5.1%)
	Cathay Pacific +	Transportation	817,000	2,206,309
	Cheung Kong +	Financial Div.	313,000	4,806,929
	China Mobile Hong Kong Ltd +	Communication	257,000	2,632,734
	Jardine Strategic +	Financial Div.	341,000	8,933,791
	Kingboard Chemicals +	Chemicals	419,000	2,033,952
	Swire Pacific Ltd +	Financial Div.	296,000	4,205,568

				24,819,283

INDIA (1.4%)
	Doctor Reddy’s Lab ADR #	Health Care	67,000	2,534,610
	Infosys Tech ADR #	Technology	66,100	4,457,784

				6,992,394

INDONESIA (2.4%)
	Gudang Garam Tbk Pt +	Consumer Staple	892,000	4,765,956
	Indo Tambangraya +	Metals	838,500	4,238,450
	United Tractors Ord +	Capital Goods	1,100,000	2,741,420

				11,745,826

ISRAEL (1.0%)
	Teva Pharma ADR	Health Care	96,600	5,011,608

See Notes to Financial Statements

14	www.thomaswhite.com

Investment Portfolio	October 31, 2010

Country	Issue	Industry	Shares	Value

ITALY (1.0%)
	Eni Spa +	Energy	207,800	$4,677,121

JAPAN (11.3%)
	Brother Industries +	Technology	315,400	4,006,684
	Daiwa Securities +	Financial Div.	964,000	3,947,002
	Eisai Co +	Health Care	65,600	2,250,848
	Fuji Electric Hldgs # +	Capital Goods	900,000	2,134,080
	Fuji Heavy Indstrs +	Consumer Durables	360,000	2,478,348
	Hankyu Hanshin Hldgs +	Transportation	440,000	2,113,760
	Kobe Steel Ltd +	Metals	910,000	1,991,535
	Konami Corp # +	Technology	95,700	1,677,784
	Kyushu Electric Power +	Utilities	88,700	2,099,973
	Meiji Holdings Co +	Consumer Staple	39,300	1,810,201
	Nippon Electric Glass +	Chemicals	183,000	2,342,858
	Nissan Motor Company +	Consumer Durables	428,700	3,760,042
	NTT +	Communication	96,500	4,360,439
	Osaka Gas Co Ltd +	Utilities	553,000	2,114,285
	Sankyo Co Gunma +	Services	49,000	2,605,894
	Softbank Corp +	Financial Div.	82,100	2,632,413
	Sumitomo Corp +	Industrial	394,800	4,976,296
	Sumitomo Mitsui Financial +	Banking	123,800	3,698,612
	Suzuken Co Ltd +	Consumer Retail	42,000	1,324,243
	Yamada Denki Co Ltd +	Consumer Retail	35,000	2,266,947

				54,592,244

MALAYSIA (0.6%)
	Hong Leong Bank Bhd +	Banking	724,000	2,128,560
	Petronas Dagangan +	Energy	269,600	947,267

				3,075,827

MEXICO (2.7%)
	America Movil SAB #	Communication	2,332,400	6,684,425
	Grupo Financiero Bank	Financial Div.	419,000	1,786,616
	Grupo Mexico SAB	Metals	684,400	2,250,102
	Industrias Penoles SAB #	Metals	91,650	2,595,959

				13,317,102

NETHERLANDS (2.6%)
	Arcelormittal NL +	Metals	128,600	4,136,805
	Koninklijke DSM Nv +	Chemicals	65,700	3,514,129
	Unilever Nv-Cva +	Consumer Staple	168,200	4,988,963

				12,639,897

POLAND (0.3%)
	Grupa Lotos SA * +	Energy	153,700	1,631,756

RUSSIA (1.4%)
	OAO Gazprom GDR +	Energy	116,900	2,559,186
	Tatneft GDR # +	Energy	135,833	4,288,574

				6,847,760

See Notes to Financial Statements

www.thomaswhite.com	15

Thomas White International Fund

Country	Issue	Industry	Shares	Value

SINGAPORE (3.3%)
	Jardine Cycle & Carriage +	Consumer Retail	247,000	$7,515,864
	Keppel Corp Ltd +	Industrial	242,000	1,864,392
	Singapore Telecom +	Communication	1,020,000	2,439,738
	United Overseas Bank +	Banking	288,000	4,155,091

				15,975,085

SOUTH AFRICA (3.7%)
	Anglogold Ashanti +	Metals	64,400	3,020,540
	Aspen Pharmacare +	Health Care	178,500	2,380,976
	Gold Field Ltd +	Metals	151,000	2,370,307
	Metropolitan Holding +	Insurance	591,000	1,424,606
	Remgro Ltd +	Industrial	194,000	3,006,922
	Shoprite Holdings +	Consumer Retail	231,300	3,270,836
	Tiger Brands +	Consumer Staple	98,900	2,649,373

				18,123,560

SOUTH KOREA (3.7%)
	Dongbu Insurance Co +	Insurance	89,400	3,161,461
	Honam Petrochemical +	Chemicals	12,500	2,776,850
	Hyosung Corporation +	Consumer Retail	17,500	1,948,564
	Samsung Electronics +	Technology	12,000	7,968,209
	S-Oil Corp +	Energy	33,850	2,089,672

				17,944,756

SPAIN (4.1%)
	Banco Santander SA +	Banking	593,384	7,621,127
	Criteria Caixacorp +	Financial Div.	413,500	2,335,448
	Repsol +	Energy	188,300	5,214,497
	Telefonica SA # +	Communication	172,400	4,648,990

				19,820,062

SWEDEN (1.1%)
	Alfa Laval Ab +	Capital Goods	108,000	1,876,025
	Atlas Copco +	Capital Goods	169,800	3,546,986

				5,423,011

SWITZERLAND (2.5%)
	Baloise Holding AG +	Insurance	28,000	2,585,285
	Julius Baer Group +	Financial Div.	43,200	1,823,243
	Novartis +	Health Care	133,500	7,740,170

				12,148,698

THAILAND (0.3%)
	Adanced Info Service +	Communication	459,000	1,385,078

TURKEY (0.8%)
	Haci Omer Sabanci Hl +	Industrial	340,000	1,860,820
	Koc Holdings +	Industrial	390,000	1,848,717

				3,709,537

See Notes to Financial Statements

16	www.thomaswhite.com

Investment Portfolio	October 31, 2010

Country	Issue	Industry	Shares	Value

UNITED KINGDOM (11.1%)
	Anglo American Plc +	Metals	45,600	$2,121,654
	Astrazeneca Plc +	Health Care	31,500	1,586,954
	BHP Billiton Plc +	Metals	149,600	5,310,546
	Brit Am Tobacco +	Consumer Staple	169,900	6,481,804
	Compass Group Plc +	Services	377,875	3,098,499
	G4S Plc +	Services	450,300	1,887,072
	Imperial Tobacco +	Consumer Staple	165,200	5,292,991
	National Grid Plc +	Utilities	344,200	3,253,688
	Next Plc +	Consumer Retail	122,900	4,503,806
	Old Mutual Plc +	Insurance	643,000	1,339,433
	Rio Tinto Plc ADR #	Metals	29,200	1,901,504
	Royal Dutch Shell B +	Energy	180,900	5,796,108
	Standard Chartered +	Banking	347,800	10,066,966
	Vedanta Resources Plc # +	Metals	48,400	1,610,626

				54,251,651

UNITED STATES (0.8%)
	Philip Morris International Inc	Consumer Staple	63,000	3,686,130

Total Common Stocks		(Cost $379,957,129)		454,318,346

PREFERRED STOCKS (4.2%)

BRAZIL (4.2%)
	Cia De Bebidas Das A	Consumer Staple	22,800	3,173,521
	Cia Vale Do Rio Doce	Metals	203,164	5,709,701
	Itau Unibanco Multip	Banking	187,440	4,578,297
	Itausa-Investimentos	Banking	411,000	3,263,217
	Petroleo Brasileir	Energy	225,400	3,429,303

				20,154,039

Total Preferred Stocks		(Cost $11,224,829)		20,154,039

RIGHTS (0.1%)
	Standard Chartered Rights; 1/31/11 *	(Cost $289,764)	43,475	366,038

See Notes to Financial Statements

www.thomaswhite.com	17

Thomas White International Fund

Country	Issue	Industry	Shares	Value

SHORT TERM INVESTMENTS (7.1%)
			Principal Amount

	The Northern Trust Company Eurodollar Time Deposit 0.00%, due 11/01/10		$4,618,303	$4,618,303

HELD AS COLLATERAL FOR SECURITIES LENDING	Northern Institutional Liquid Asset Portfolio		29,752,242	29,752,242

Total Short Term Investments		(Cost $34,370,545)		34,370,545

Total Investments	104.9%	(Cost $425,842,267)		$509,208,968
Other Assets, Less Liabilities	(4.9)%			(24,028,136)
Total Net Assets	100.0%			$485,180,832

*	Non-Income Producing Securities

#	All or a portion of securities on loan at October 31, 2010 - See Note 1 (g) to Financial Statements.

+	Fair Valued Security - The Fund may use a third party statistical pricing service to make adjustments to market prices for the purpose of fair market valuation.

ADR - American Depositary Receipt.

GDR - Global Depositary Receipt

See Notes to Financial Statements

18	www.thomaswhite.com

Investment Portfolio	October 31, 2010

The following table summarizes the inputs used, as of October 31, 2010, in valuing the Fund’s assets:

	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$-------	$15,570,246	$-------	$15,570,246
Austria	-------	3,006,012	-------	3,006,012
Brazil	7,551,477	-------	-------	7,551,477
Canada	33,471,010	-------	-------	33,471,010
China	-------	23,858,949	-------	23,858,949
Czech Republic	-------	2,200,350	-------	2,200,350
Finland	-------	12,952,236	-------	12,952,236
France	-------	22,618,540	-------	22,618,540
Germany	-------	35,271,140	-------	35,271,140
Hong Kong	-------	24,819,283	-------	24,819,283
India	6,992,394	-------	-------	6,992,394
Indonesia	-------	11,745,826	-------	11,745,826
Israel	5,011,608	-------	-------	5,011,608
Italy	-------	4,677,121	-------	4,677,121
Japan	-------	54,592,244	-------	54,592,244
Malaysia	-------	3,075,827		3,075,827
Mexico	13,317,102	-------	-------	13,317,102
Netherlands	-------	12,639,897	-------	12,639,897
Poland	-------	1,631,756	-------	1,631,756
Russia	-------	6,847,760	-------	6,847,760
Singapore	-------	15,975,085	-------	15,975,085
South Africa	-------	18,123,560	-------	18,123,560
South Korea	-------	17,944,756	-------	17,944,756
Spain	-------	19,820,062	-------	19,820,062
Sweden	-------	5,423,011	-------	5,423,011
Switzerland	-------	12,148,698	-------	12,148,698
Thailand	-------	1,385,078	-------	1,385,078
Turkey	-------	3,709,537	-------	3,709,537
United Kingdom	1,901,504	52,350,147	-------	54,251,651
United States	3,686,130	-------	-------	3,686,130
Total Common Stocks	71,931,225	382,387,121	-------	454,318,346
Preferred Stocks
Brazil	20,154,039	-------	-------	20,154,039
Total Preferred Stocks	20,154,039	-------	-------	20,154,039
Rights	366,038	-------	-------	366,038
Short-Term Investments	-------	34,370,545	-------	34,370,545
Total Investments	$92,451,302	$416,757,666	$-------	$509,208,968

For more information on valuation inputs, please refer to the accompanying Notes to Financial Statements.

The Fund’s assets assigned to Level 2 include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

See Notes to Financial Statements

www.thomaswhite.com	19

THOMAS WHITE EMERGING MARKETS FUND	SYMBOL: TWEMX

Portfolio Manager: Thomas S. White, Jr.

The Thomas White Emerging Markets Fund invests primarily in securities of companies located in or whose businesses are closely associated with the world’s emerging markets countries.

Performance Review

Since its inception on June 28, 2010, the Thomas White Emerging Markets Fund has returned +20.7%, outperforming its benchmark, the MSCI Emerging Markets Index, which returned +17.7%. In the trailing three-month period ended October 31, 2010, the Fund advanced +13.7%, while the benchmark index returned +12.1%.

Emerging Economies Sustain Rapid Expansion

This year, the pace of economic activity has diverged significantly between regions. While the developed world slowed down after the withdrawal of fiscal and monetary stimuli, the emerging economies nearly regained their pre-recession growth rates. The rate of expansion in major emerging economies, especially China, India, and Brazil, has exceeded expectations this year. Their resurgent appetite for commodities and industrial products continues to support economic activity in resource exporting countries, besides the manufacturing sector in many developed countries.

More significantly, the large emerging economies have managed to sustain their expansion through higher domestic consumption growth, even as they have maintained their export gains. While government policies aimed to stimulate consumption were driving consumer spending in these economies until early

2010, private consumption continued to expand at a brisk pace even after such policies had been withdrawn. This trend is evident in the striking gains in import volumes into these countries, especially China, as well as the acceleration in domestic manufacturing activity growth in most of these emerging markets.

Improved corporate earnings and wider interest rate differentials with the developed markets continued to attract significant capital inflows into emerging market assets. Industrial investment inflows recovered throughout the reporting period as transnational corporations expanded their operations in the emerging economies. Accordingly, there was a significant increase in mergers and acquisition activity involving emerging market businesses during the reporting period. Meanwhile, large corporations from the emerging economies increasingly sought overseas opportunities, besides strengthening their domestic bases. The reporting period also saw several of these corporations entering the global financial markets to raise capital, taking advantage of ample liquidity and low borrowing costs.

Portfolio Review

As of October 31, 2010, the Thomas White Emerging Markets Fund led its benchmark in investment returns since inception and for the trailing three-month period. The Fund’s portfolio was diversified over equity securities from 18 sectors and 22 countries at

20	www.thomaswhite.com

OCTOBER 31, 2010

the end of the review period. The Fund’s holdings in consumer durables, capital goods, chemicals, and banking sectors yielded the greatest returns during the review period, while holdings in the technology, utilities, energy, and communications sectors underperformed.

Between the Fund’s inception date and October 31, 2010, Chinese manufacturer of automobile and other engines Weichai Power Co., Ltd. (+97.4%) and Chinese automobile producer Dongfeng Motor Group Co., Ltd. (+75.5%) were among the biggest outperformers in the Fund’s portfolio as they gained from the record high car sales in their domestic market. Korean petrochemicals manufacturer Honam Petrochemical Corp. (+79.2%) benefited from the sustained recovery in demand for industrial goods, while strong international commodity prices helped Polish copper miner KGHM Polska Miedz SA (+67.5%). South African communications and media group Naspers Limited (+53.9%) was lifted by the buoyant demand for its services. The Fund’s banking holdings produced excellent investment returns on vigorous demand growth for credit and other financial services in large emerging economies. They included Indian banking group ICICI Bank, Ltd. (+44.5%), Thai lender Krung Thai Bank PCL (+43.0%) and Banco Santander-Chile (+34.4%). Diversified Korean industrial group Hyosung Corporation (+56.4%) also added significant value during the review period.

Select Chinese holdings of the Fund underperformed during the review period on concerns of slower demand growth after the government renewed its efforts to prevent the economy from overheating. They included electric utility China Resources Power Holdings Co., Ltd. (-15.2%), commercial property developer Renhe Commercial Holdings Company Ltd. (-0.8%) and lender Bank of Communications Co., Ltd. (-0.3%). Electronic components manufacturer LG Innotek Co., Ltd. (-26.6%), electronic displays producer LG Display Co., Ltd. (-3.4%), and consumer electronics manufacturer Samsung Electronics Co., Ltd. (+0.8%) were affected by the intense competition and pricing pressure in their market segments. Brazilian energy producer Petroleo Brasileiro S.A. (-0.7%), better known as Petrobras, was subdued after a very large share issue in the international market. Indonesian specialty tobacco products producer PT Gudang Garam Tbk (-5.4%) also underperformed during the review period.

Rising Inflation and Currency Appreciation are Concerns for Emerging Economies

The sustained growth in capital inflows to the emerging economies has lifted their currencies since last year. This has led to fears of lower export price competitiveness and has forced governments and central banks to respond with policies aimed at restricting investment inflows and further currency appreciation. Most central banks have been actively intervening in the currency markets to absorb part of the inflows, while governments, like in Brazil, have introduced additional taxes on foreign investments. We believe that, while these policies may slow down the growth in foreign inflows, it is unlikely that they will be potent enough to cause a substantial

www.thomaswhite.com	21

THOMAS WHITE EMERGING MARKETS FUND

decline. Besides, for companies from the emerging economies seeking new capital, global financial markets will likely remain more attractive. As long as they maintain their relatively faster economic growth and the interest rate differentials remain attractive enough, in our view, foreign capital flows into emerging economies will continue.

Meanwhile, several emerging economies are facing elevated inflation risks and their central banks have responded by lifting their benchmark rates and bank reserve requirements. However, the policy tightening measures introduced so far this year have not been particularly effective, as domestic credit growth remains brisk in these countries. We believe this may force the central banks to hike interest rates further, and at a faster rate. The governments may also step up their interventions to restrict consumption growth and investment flows into sensitive sectors like real estate. While these measures are unlikely to meaningfully slow down economic activity, in our opinion, the rate of economic growth may be restrained in these countries.

We thank you for investing in the Thomas White Emerging Markets Fund. We invite you to remain a long-term investor in the Fund to benefit fully from the positive changes in the emerging economies, which we believe will offer significant growth opportunities for businesses.

22	www.thomaswhite.com

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED

The above chart presents performance in terms of an initial $10,000 investment in the Fund, assuming all dividends reinvested, and its benchmark index. The cumulative return since inception was +20.71% for the Fund and +17.74% for the MSCI Emerging Markets Index. The MSCI Index includes reinvestment of dividends net of foreign withholding taxes. Investors cannot invest directly in the index, although they can invest in its underlying securities. During the periods shown, the Fund’s manager reimbursed certain Fund expenses, absent which performance would have been lower.

Past performance does not guarantee future results and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

OCTOBER 31, 2010

Returns as of October 31, 2010[1]
Since Inception
Emerging Markets Fund	20.71%
MSCI Emerging Markets Index	17.74%

Operating Expenses (annualized)[2]
Period ended October 31, 2010	1.50%

Portfolio Turnover
Period ended October 31, 2010	3.88%

Country Allocation	% of TNA
Austria	1.0%
Brazil	15.6%
Chile	1.6%
China	13.7%
Czech Republic	1.1%
Hong Kong	7.5%
Hungary	0.5%
India	7.0%
Indonesia	5.5%
Malaysia	2.1%
Mexico	5.9%

Country Allocation	% of TNA
Philippines	1.0%
Poland	1.1%
Russia	6.6%
Singapore	1.3%
South Africa	10.3%
South Korea	9.8%
Taiwan	0.8%
Thailand	1.9%
Turkey	1.7%
United Kingdom	1.5%
United States	0.3%
Cash & other assets	2.2%

Sector Allocation	% of TNA
Banking	20.8%
Building	2.1%
Capital Goods	3.6%
Chemicals	2.3%
Communications	6.4%
Consumer Durables	3.3%
Consumer Retail	3.4%
Consumer Staples	5.7%
Energy	13.3%
Financial Diversified	4.6%
Health Care	2.8%
Industrial	3.8%
Insurance	2.8%
Metals	10.9%
Services	2.2%
Technology	5.2%
Transportation	1.6%
Utilities	3.0%
Cash & Other	2.2%

NAV	Net Assets	Redemption Fee	12b-1 Fees
$12.05	$28.2 million	2.00% within 60 days	None

1MSCI Emerging Markets Index measures equity market performance of emerging markets. The index is unmanaged and returns assume the reinvestment of dividends. The Emerging Markets Fund also assumes the reinvestment of dividends and capital gains distributions. Investors cannot invest directly the index, although they can invest in its underlying securities. During the periods shown, the Fund’s manager reimbursed certain Fund expenses, absent which performance would have been lower. Past performance does not guarantee future results and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

2 In the absence of the expense reimbursement for the Emerging Markets Fund the ratio of expenses to average net assets would have been 1.72%.

www.thomaswhite.com	23

Thomas White Emerging Markets Fund

Country	Issue	Industry	Shares	Value

	COMMON STOCKS (97.6%)

	AUSTRIA (1.0%)
	Vienna Insurance +	Insurance	5,200	$279,505

	BRAZIL (13.7%)
	Banco Do Brasil Sa	Banking	15,300	298,065
	Brookfield Incorpora	Building	24,000	130,802
	Cia Paranaense Energ ADR	Utilities	11,400	264,822
	Cia Saneamento Basic ADR #	Utilities	5,600	257,376
	Cia Siderurgica Nacl ADR #	Metals	10,200	172,176
	Comp De Bebidas ADR #	Consumer Staple	3,200	445,568
	Diagnosticos Da Amer	Health Care	9,500	117,418
	Edp Energias Do Bras	Utilities	5,700	125,134
	Localiza Rent A Car	Services	6,500	107,692
	Natura Cosmeticos Sa	Consumer Staple	3,000	85,989
	Petroleo Brasileiro ADR	Energy	22,200	757,464
	Totvs Sa	Technology	1,000	92,405
	Vale Sa ADR #	Metals	31,000	996,340

				3,851,251

	CHILE (1.6%)
	Banco Santander Chile ADR #	Banking	5,000	463,200

	CHINA (13.7%)
	Anhui Conch Cement Co +	Building	106,000	449,037
	Bank Of China Ltd +	Banking	881,000	530,274
	Bank Of Communications +	Banking	409,000	447,610
	China Petroleum & Chemical +	Energy	492,000	468,827
	China Resources Power +	Utilities	104,000	199,950
	CNOOC Ltd +	Energy	181,000	377,838
	Dongfeng Motor Grp +	Consumer Durables	306,000	670,599
	Shandong Weigao Gp M +	Health Care	48,000	127,440
	Sinopharm Group Co +	Health Care	30,800	121,253
	Weichai Power Co Ltd +	Capital Goods	35,000	458,714

				3,851,542

	CZECH REPUBLIC (1.1%)
	Philip Morris CR AS +	Consumer Staple	600	322,002

	HONG KONG (7.5%)
	Cathay Pacific +	Transportation	168,000	453,684
	China Mobile Hong Kong Ltd +	Communication	34,000	348,299
	Jardine Strategic +	Financial Div.	16,500	432,280
	Kingboard Chemicals +	Chemicals	74,000	359,218
	Renhe Commercial Holdings # +	Financial Div.	426,000	81,238
	Swire Pacific Ltd +	Financial Div.	30,000	426,240

				2,100,959

See Notes to Financial Statements

24	www.thomaswhite.com

Investment Portfolio	October 31, 2010

Country	Issue	Industry	Shares	Value

	HUNGARY (0.5%)
	MOL Hungarian Oil & Gas * +	Energy	1,400	$148,994

	INDIA (7.0%)
	Doctor Reddy’s Lab ADR #	Health Care	3,500	132,405
	HDFC Bank Ltd ADR	Banking	3,100	536,176
	ICICI Bank Ltd ADR #	Banking	12,200	641,476
	Infosys Tech ADR #	Technology	5,600	377,664
	Larsen & Toubro GDR +	Capital Goods	6,000	279,727

				1,967,448

	INDONESIA (5.5%)
	Astra Intl Tbk Pt +	Consumer Durables	43,000	273,914
	Bank Mandiri Tbk +	Banking	510,000	399,891
	Gudang Garam Tbk Pt +	Consumer Staple	37,500	200,363
	Indo Tambangraya +	Metals	81,000	409,439
	United Tractors Ord +	Capital Goods	107,000	266,665

				1,550,272

	MALAYSIA (2.1%)
	Ammb Holdings Bhd +	Banking	148,000	301,077
	Genting Malaysia Bhd +	Services	135,000	152,091
	Ytl Corporation Berh +	Industrial	50,000	127,105

				580,273

	MEXICO (5.9%)
	America Movil Sab #	Communication	179,000	512,996
	Coca-Cola Femsa	Consumer Staple	34,600	276,582
	Grupo Mexico Sab	Metals	90,100	296,222
	Industrias Penoles S	Metals	11,100	314,404
	Walmart De Mexico V	Consumer Retail	96,000	262,531

				1,662,735

	PHILIPPINES (1.0%)
	Philippines Long Distance +	Communication	4,400	273,532

	POLAND (1.1%)
	KGHM Polska Miedz Sa +	Industrial	4,100	183,643
	Grupa Lotos Sa *+	Energy	12,600	133,768

				317,411

	RUSSIA (6.6%)
	Lukoil Oao Spons ADR	Energy	4,200	234,512
	OAO Gazprom Gdr +	Energy	21,000	459,734
	Severstal Gdr +	Metals	32,600	439,859
	Tatneft Gdr +	Energy	13,900	438,857
	VTB Bank Ojsc Gdr +	Banking	45,300	299,524

				1,872,486

	SINGAPORE (1.3%)
	Overseas Chinese Bank +	Banking	54,000	376,682

See Notes to Financial Statements

www.thomaswhite.com	25

Thomas White Emerging Markets Fund

Country	Issue	Industry	Shares	Value

	SOUTH AFRICA (10.3%)
	African Rainbow Minerals +	Metals	6,200	$158,222
	Anglogold Ashanti +	Metals	2,600	121,947
	Aspen Pharmacare +	Health Care	22,400	298,789
	Gold Field Ltd +	Metals	10,000	156,974
	Metropolitan Holding +	Insurance	102,000	245,871
	MTN Group Ltd +	Communication	16,300	292,944
	Naspers Ltd +	Services	6,700	351,506
	Remgro Ltd +	Industrial	17,800	275,893
	Sasol Ltd +	Energy	9,300	419,009
	Shoprite Holdings +	Consumer Retail	20,700	292,721
	Tiger Brands +	Consumer Staple	10,000	267,884

				2,881,760

	SOUTH KOREA (9.8%)
	Honam Petrochemical +	Chemicals	1,300	288,792
	Hyosung Corporation +	Consumer Retail	2,600	289,501
	Hyundai Marine & Fire +	Insurance	11,800	252,031
	KT Corp ADR #	Communication	17,900	370,351
	LG Corp +	Industrial	2,800	200,637
	LG Display Co Ltd ADR #	Technology	18,500	318,385
	LG Innotek Co Ltd +	Technology	1,200	139,689
	Samsung Electronic GDR +	Technology	1,580	528,140
	Samsung Securities Co +	Financial Div.	4,600	264,207
	SK Energy Co Ltd +	Energy	800	107,733

				2,759,466

	TAIWAN (0.8%)
	Chinatrust Financial +	Banking	169,000	105,557
	Pou Chen +	Consumer Retail	126,000	119,561

				225,118

	THAILAND (1.9%)
	Krung Thai Bank Pub +	Banking	580,000	327,584
	Ptt Explor & Prod Pu +	Energy	35,800	204,705

				532,289

	TURKEY (1.7%)
	Akbank Tas +	Banking	23,900	148,825
	Haci Omer Sabanci Hl +	Industrial	20,900	114,386
	Koc Holdings +	Industrial	33,000	156,430
	Turkiye Garanti Bank +	Banking	11,700	71,116

				490,757

UNITED KINGDOM (1.5%)
	Standard Chartered +	Banking	13,400	387,859

	UNITED STATES (0.3%)
	Credicorp Ltd	Financial Div.	700	88,116

Total Common Stocks		(Cost $22,342,678)		26,983,657

See Notes to Financial Statements

26	www.thomaswhite.com

Investment Portfolio	October 31, 2010

Country	Issue	Industry	Shares	Value

PREFERRED STOCKS (1.9%)

BRAZIL (1.9%)
	Itausa-Investimentos	Banking	68,500	$543,869

Total Preferred Stocks		(Cost $471,005)		543,869

RIGHTS (0.1%)	Standard Chartered Rights; 1/31/11 *	(Cost $12,460)	1,675	14,102

SHORT TERM INVESTMENTS (20.1%)
			Principal Amount
	Northern Institutional Treasury Portfolio		$595,766	$595,766

HELD AS COLLATERAL FOR SECURITIES LENDING	Northern Institutional Liquid Asset Portfolio		5,256,186	5,256,186

Total Short Term Investments		(Cost $5,851,952)		5,851,952

Total Investments	118.4%	(Cost $28,678,095)		$33,393,580
Other Assets, Less Liabilities	(18.4)%			(5,194,926)
Total Net Assets	100.0%			$28,198,654

*	Non-Income Producing Securities

#	All or a portion of securities on loan at October 31, 2010 - See Note 1 (g) to Financial Statements.

+	Fair Valued Security - The Fund may use a third party statistical pricing service to make adjustments to market prices for the purpose of fair market valuation.

ADR - American Depositary Receipt.

GDR - Global Depositary Receipt

See Notes to Financial Statements

www.thomaswhite.com	27

Thomas White Emerging Markets Fund

The following table summarizes the inputs used, as of October 31, 2010, in valuing the Fund’s assets:

	Level 1	Level 2	Level 3	Total
Common Stocks
Austria	$-------	$279,505	$-------	$279,505
Brazil	3,851,251	-------	-------	3,851,251
Chile	463,200	-------	-------	463,200
China	-------	3,851,542	-------	3,851,542
Czech Republic	-------	322,002	-------	322,002
Hong Kong	-------	2,100,959	-------	2,100,959
Hungary	-------	148,994	-------	148,994
India	1,687,721	279,727	-------	1,967,448
Indonesia	-------	1,550,272	-------	1,550,272
South Korea	688,736	2,070,730	-------	2,759,466
Malaysia	-------	580,273	-------	580,273
Mexico	1,662,735	-------	-------	1,662,735
Philippines	-------	273,532	-------	273,532
Poland	-------	317,411	-------	317,411
Russia	-------	1,872,486	-------	1,872,486
South Africa	-------	2,881,760		2,881,760
Singapore	-------	376,682	-------	376,682
Taiwan	-------	225,118	-------	225,118
Thailand	-------	532,289	-------	532,289
Turkey	-------	490,757	-------	490,757
United Kingdom	-------	387,859	-------	387,859
United States	88,116	-------	-------	88,116
Total Common Stocks	8,441,759	18,541,898	-------	26,983,657
Preferred Stocks
Brazil	543,869	-------	-------	543,869
Total Preferred Stocks	543,869	-------	-------	543,869
Rights	14,102	-------	-------	14,102
Short-Term Investments	-------	5,851,952	-------	5,851,952
Total Investments	$8,999,730	$24,393,850	$-------	$33,393,580

For more information on valuation inputs, please refer to the accompanying Notes to Financial Statements.

The Fund’s assets assigned to Level 2 include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

See Notes to Financial Statements

28	www.thomaswhite.com

THOMAS WHITE AMERICAN OPPORTUNITIES FUND	SYMBOL: TWAOX

Portfolio Manager: Thomas S. White, Jr.

The Thomas White American Opportunities Fund primarily invests in equity securities of mid-size U.S. companies. The Fund may also invest in equity securities of smaller and larger size U.S. companies.

Performance Review

The Thomas White American Opportunities Fund returned +1.6% during the six-month period ended October 31, 2010 while the Fund’s benchmark, the Russell Midcap Index, returned +2.2% during the same period. In the trailing twelve-month period ended October 31, 2010, the Fund advanced +23.1%, while the Russell Midcap Index returned +27.7%. The Fund’s trailing three-, five-, and ten-year annualized returns at the end of the review period were -5.9%, +1.4%, and +5.6% compared to the Russell Midcap Index’s returns of -3.5%, +4.0%, and +5.4%, respectively.

Summer Slowdown Not as Severe as Perceived

U.S. domestic equity returns slowed during the period from May 1 to October 31, 2010 on apprehensions that the economy might slip back into recession. The fears were stoked by the moderation in select economic indicators, in part because most fiscal stimulus measures had ended. The Federal Reserve also wound down its extraordinary monetary programs, but signs of a sustained recovery in the labor market were mostly absent. However, investor sentiment improved during the latter part of the review period as various data indicated that the economic growth deceleration was not as severe as feared. When compared to the previous quarter, better than expected consumer spending helped economic growth to speed up during the third quarter, topping estimates.

Despite the labor market weakness, consumer spending sustained a moderate pace of growth and remained the primary driver of the economy during the reporting period. Though consumer credit growth steadily declined until September as household balance sheets continued to be on the mend, retail sales expanded slowly, but consistently, during the reporting period. Further, as very low domestic interest rates forced investors to search for better returns in other parts of the world, the dollar weakened during the second half of the review period and helped exports. Growing demand for capital goods and business services from China and other emerging economies also supported export growth. This contributed to continuing expansion in the manufacturing and services sectors, while improved international demand and prices for agricultural produce lifted the farm sector. Besides, business earnings growth remained strong during the third quarter of the calendar year and yet again exceeded expectations. The resumption of quantitative easing programs by the Federal Reserve also contributed to the improvement in investor sentiment.

Portfolio Review

As of October 31, 2010, the Thomas White American Opportunities Fund’s performance for both the six-month period and the trailing one-year period lagged its benchmark, although the Fund’s annualized returns for the ten-year period exceeded benchmark

www.thomaswhite.com	29

THOMAS WHITE AMERICAN OPPORTUNITIES FUND

returns. Banking, consumer retail, and technology sector holdings lost value during the period, while the Fund’s holdings in the consumer staples and diversified financial services sectors yielded the most returns.

During the six month review period ending October 31, 2010, one of the best performers in the Fund portfolio was auto component manufacturer Wabco Holdings, Inc. (+39.9%), which benefitted from the steady recovery in the automobile sector. Health insurance and supplemental benefits plans provider Humana, Inc. (+27.5%) and heart valve maker Edwards Lifesciences Corp. (+24.0%) continued their good run on the expected lift in healthcare spending because of healthcare reforms. Toys and games maker Hasbro, Inc. (+20.6%) too repeated its previous six-month performance, given its encouraging sales and earnings guidance. Some industrial stocks, such as power management company Eaton Corp. (+15.1%) and specialty chemicals maker Lubrizol Corp. (+13.4%), saw price appreciation as industrial demand remains robust. Entertainment and communications services provider Virgin Media, Inc. (+44.8%) also outperformed.

Industrial construction services provider The Shaw Group, Inc. (-20.2%) lost value during the review period, as the outlook for large industrial investments remain uncertain. Provider of life sciences research and clinical diagnostics firm Bio-Rad Laboratories, Inc. (-18.9%) corrected after appreciating considerably in the previous six-month period.

Stocks of regional bank holding companies BOK Financial Corporation (-15.1%), Hudson City Bancorp, Inc. (-12.6%), and Commerce Bancshares, Inc. (-11.0%)

underperformed as the earnings outlook for the banking industry, especially small banks, has become relatively subdued. Business communication services provider Level 3 Communications Inc. (-37.2%) and industrial services and engineered products company Harsco Corp. (-25.1%) also underperformed during the review period.

Weak Labor Market Restricting Consumption Growth and Faster Economic Recovery

We believe the U.S. economy is at a crucial stage of its recovery from recession. While fears of another downturn have ebbed and recent trends from select economic indicators have built up the optimism, the U.S. economy continues to face significant challenges. At the current rate of expansion, we believe the economy is not growing fast enough to bring about a meaningful reduction in the unemployment rate. The weak labor market has in turn prevented domestic consumer spending from growing at a faster pace, which is essential to achieving sustainable economic growth. Though personal incomes have expanded in recent quarters and consumer confidence has rebounded recently, in our opinion, domestic consumption growth will likely remain restricted until there is an appreciable decline in unemployment.

In the absence of faster revenue growth, businesses will be cautious in making fresh investments to expand capacity, even though aggregate post-tax profits were at a record high during the third quarter and financing costs are highly attractive. The fall in orders for both durable goods and new capital equipment in October underlines this hesitation, also evident in the slow rate of job

30	www.thomaswhite.com

OCTOBER 31, 2010

additions in the private sector. The housing sector is yet to see a sustained demand recovery, despite low mortgage rates and affordable home prices. It should also be noted that mortgage rates have moved up from their mid-year lows and mortgage applications continue to decline. Rising foreclosures will likely offset the slowdown in new home construction and increase aggregate housing supply, further delaying the housing recovery in our view.

The Federal Reserve’s decision to resume its bond buying program is evidently aimed at preventing further worsening of the unemployment rate. Besides, the slow demand growth continues to restrict consumer price gains and the Fed is conscious of deflationary risks building up. Despite the criticism and fears of higher future inflation, we believe the Fed is unlikely to roll back the program until the economy starts adding jobs at a healthy rate and consumer prices trend higher. The dollar will likely remain subdued because of the Fed’s programs, benefiting domestic manufacturers by making imports costlier, and large corporations who profit from overseas operations. Also, domestic consumption may benefit from the expected extension of lower income tax rates and the payroll tax cut.

We wish to express our appreciation for your continued investment in the Thomas White American Opportunities Fund. Over the long-term, we continue to believe that equities will outperform other assets classes and remain committed to helping you meet your domestic investment objectives.

www.thomaswhite.com	31

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED

The above chart presents performance in terms of an initial $10,000 investment in the Fund, assuming all dividends reinvested, and its benchmark index. The cumulative return since inception was +99.08% for the Fund and +130.18% for the Russell Midcap Index. The one-year return for the Fund was +23.13%. The Fund’s average annual total return since inception was +4.61%. Investors cannot invest directly in the index, although they can invest in its underlying securities. During the periods shown, the Fund’s manager reimbursed certain Fund expenses, absent which performance would have been lower.

Past performance does not guarantee future results and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

THOMAS WHITE AMERICAN OPPORTUNITIES FUND

Average Annual Returns as of October 31, 2010[1]
	6 month	YTD	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
American Opportunities Fund	1.61%	12.99%	23.13%	-(5.95)%	1.42%	6.08%	4.61%
Russell Midcap Index	2.22%	15.26%	27.70%	-(3.46)%	4.01%	5.42%	7.41%

Operating Expenses (annualized)[2]
Year ended October 31, 2010	1.35%

Portfolio Turnover
Year ended October 31, 2010	52.99%

Sector Allocation	% of TNA
Aerospace	1.5%
Banking	4.5%
Building	1.3%
Capital Goods	1.6%
Chemicals	1.6%
Communications	2.6%
Consumer Durables	3.0%
Consumer Retail	5.2%
Consumer Staples	6.9%
Energy	5.2%
Financial Diversified	11.4%

Sector Allocation	% of TNA
Forest & Paper	1.2%
Healthcare	7.8%
Industrial	5.9%
Insurance	5.6%
Metals	2.2%
Services	12.3%
Technology	10.7%
Transportation	0.5%
Utilities	7.7%
Cash & Other	1.3%

Portfolio Market Cap Mix	% of TNA
Large Cap (over $16.2 billion)	5.4%
Mid Cap ($2.5-16.2 billion)	75.5%
Small Cap (under $2.5 billion)	17.8%
Cash & Other	1.3%

NAV	Net Assets	Redemption Fee	12b-1 Fees
$12.53	$21.5 million	2.00% within 60 days	None

1Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. These represent approximately 25% of the total market capitalization of the Russell 1000 Index. All indices are unmanaged and returns assume the reinvestment of dividends. The American Opportunities Fund also assumes the reinvestment of dividends and capital gains distributions. Investors cannot invest directly in the indices, although they can invest in their underlying securities. During the periods shown, the Fund’s manager reimbursed certain Fund expenses, absent which performance would have been lower. Past performance does not guarantee future results and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

2 In the absence of the expense reimbursement for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.57%.

32	www.thomaswhite.com

Investment Portfolio	October 31, 2010

Sector	Issue	Shares	Value

COMMON STOCKS (98.7%)

AEROSPACE (1.5%)
	Alliant Techsystems	1,075	$81,958
	L-3 Communications	3,250	234,585

			316,543

BANKING (4.5%)
	BOK Financialcorp	2,900	134,067
	Commerce Bancshares	10,302	379,526
	Hudson City Bancorp	13,650	158,886
	M&T Bank Corp	3,900	291,525

			964,004

BUILDING (1.3%)
	Armstrong World	4,650	194,137
	Shaw Group Inc *	2,600	79,456

			273,593

CAPITAL GOODS (1.6%)
	Harsco Corp	3,750	86,925
	Parker Hannifin	3,500	267,925

			354,850

CHEMICALS (1.6%)
	Lubrizol Corp	3,300	338,217

COMMUNICATIONS (2.6%)
	Level 3 Communications *	83,300	80,609
	Virgin Media	18,600	472,998

			553,607

CONSUMER DURABLES (3.0%)
	Thor Industries	4,800	151,152
	Toro Co	3,600	204,336
	Wabco Holdings *	6,050	280,841

			636,329

CONSUMER RETAIL (5.2%)
	Big Lots Inc Ohio *	5,250	164,692
	BJ’s Wholesale Club *	5,650	235,774
	Gamestop Corp *	15,500	304,575
	Ross Stores	4,050	238,910
	Radioshack Corp	9,300	187,116

			1,131,067

CONSUMER STAPLES (6.9%)
	Conagra Inc	7,650	172,049
	JM Smucker Company	4,750	305,330
	Lorillard Inc	3,500	298,690
	Nu Skin Enterprises	7,300	223,453
	Reynolds American	7,600	493,468

			1,492,990

See Notes to Financial Statements

www.thomaswhite.com	33

Thomas White American Opportunities Fund

Sector	Issue	Shares	Value

ENERGY (5.2%)
	Oil States Intl Inc *	12,400	$633,888
	Seacor Holdings	1,800	170,550
	Unit Corp *	4,100	160,843
	Valero Energy	8,300	148,985

			1,114,266

FINANCIAL DIVERSIFIED (11.4%)
	Ameriprise Financial	3,350	173,161
	Health Care Reit Inc	7,850	401,135
	HCP Inc	9,650	347,496
	Nationwide Health Pr	6,550	267,437
	Realty Income Corp	13,850	474,778
	Senior Housing Prope	8,600	205,454
	T Rowe Price Group	3,000	165,810
	Ventas Inc	7,950	425,802

			2,461,073

FOREST & PAPER (1.2%)
	International Paper	10,150	256,592

HEALTHCARE (7.8%)
	Bio-Rad Labs *	1,625	147,257
	Edwards Lifesciences *	5,050	322,746
	Express Scripts Inc *	5,100	247,452
	Humana Inc *	3,850	224,417
	Schein Henry Inc *	3,475	195,121
	St. Jude Medical Inc *	4,500	172,350
	Watson Pharmaceuticals *	8,100	377,865

			1,687,208

INDUSTRIAL (5.9%)
	Crane Co	4,100	156,866
	Eaton Corp	4,950	439,709
	Kbr Inc	11,450	290,830
	Spx Corp	2,450	164,297
	Teleflex Inc	2,250	125,438
	Tyco International	2,650	101,442

			1,278,582

INSURANCE (5.6%)
	American Financial Group	7,800	238,524
	Assurant Inc	14,850	587,169
	Partnerre Hldgs Ltd	2,400	190,368
	Xl Capital Ltd	9,350	197,753

			1,213,814

METALS (2.2%)
	AK Steel	11,600	146,044
	Schnitzer Steel	3,300	170,577
	Steel Dynamics	10,800	157,032

			473,653

See Notes to Financial Statements

34	www.thomaswhite.com

Investment Portfolio	October 31, 2010

Sector	Issue	Shares	Value

SERVICES (12.3%)
	Autonation Inc *	10,650	$247,293
	Hasbro	8,200	379,250
	Marriott Intl	3,750	138,937
	Murphy Oil	7,300	475,668
	Royal Caribbean *	4,350	171,999
	Service Cp Intl	38,350	317,538
	WW Grainger Inc	3,300	409,299
	Yum! Brands Inc	10,400	515,424

			2,655,408

TECHNOLOGY (10.7%)
	Accenture Plc	6,750	301,792
	Avnet Inc *	7,750	230,795
	Avx Corp	20,400	292,536
	Computer Sciences	3,500	171,675
	Dst Systems Inc	8,350	361,305
	FiSERV Corp *	4,200	228,984
	Harris Corp	5,350	241,766
	Lexmark Intl Group *	2,700	102,681
	Synopsys Inc *	5,300	135,574
	Zebra Tech Cl A *	6,350	227,203

			2,294,311

TRANSPORTATION (0.5%)
	Southwest Airlines	8,150	112,144

UTILITIES (7.7%)
	Alliant Energy Corp	9,500	347,035
	CMS Energy Corp	16,950	311,541
	Edison International	9,900	365,310
	Nisource Inc	22,000	380,820
	Southern Union	10,500	263,865

			1,668,571

Total Common Stocks		(Cost $17,216,450)	21,276,822

SHORT TERM INVESTMENTS (1.4%)
		Principal Amount
	American Family Financial Services Demand Note 0.10%, due 3/21/2011	$302,791	$302,791

Total Short Term Obligations		(Cost $302,791)	302,791

Total Investments	100.1%	(Cost $17,519,241)	$21,579,613
Other Assets, Less Liabilities	(0.1)%		(32,603)
Total Net Assets	100.0%		$21,547,010

*	Non-Income Producing Securities

See Notes to Financial Statements

www.thomaswhite.com	35

THOMAS WHITE FUNDS

Statements of Assets and Liabilities

October 31, 2010

International Fund			Emerging Markets Fund*		American Opportunities Fund
ASSETS
Investments in securities at market value[1]	$	509,208,968	$	33,393,580	21,579,613
Receivables:
Dividends and interest		906,764		16,749	30,532
Reclaims		653,951		2,908	-------
Securities sold		4,182,773		-------	-------
Fund shares sold		581,970		-------	2,500
Due from manager		-------		7,961	3,165
Prepaid expenses		31,274		67,803	1,260
Total assets		515,565,700		33,489,001	21,617,070

LIABILITIES
Management fees		394,385		23,075	17,827
Accrued expenses		184,258		11,086	52,233
Payable for fund share redeemed		53,983		-------	-------
Collateral on loaned securities[2]		29,752,242		5,256,186	-------
Total liabilities		30,384,868		5,290,347	70,060

NET ASSETS
Source of Net Assets:
Net capital paid in on shares of beneficial interest		433,882,034		23,494,943	19,465,960
Undistributed net investment income		9,567		517	3,205
Accumulated net realized loss		(32,077,470)		(12,291)	(1,982,527)
Net unrealized appreciation on investments and foreign currency translations		83,366,701		4,715,485	4,060,372
Net assets	$	485,180,832	$	28,198,654	$21,547,010
Shares outstanding		28,968,824		2,339,681	1,719,712
Net asset value and offering price per share	$	16.75	$	12.05	$12.53
1 Cost Basis: International Fund: $425,842,267 Emerging Markets Fund: $28,678,095 American Opportunities Fund: $17,519,241
2 Value of securities out on loan at 10/31/2010: International Fund: $28,513,847 Emerging Markets Fund: $5,121,996
* Emerging Markets Fund commenced operations on June 28, 2010.
See Notes to Financial Statements.

36	www.thomaswhite.com

THOMAS WHITE FUNDS

Statements of Operations

Year Ended October 31, 2010

International Fund					Emerging Markets Fund*		American Opportunities Fund
INVESTMENT INCOME
Income:
Dividends	$	10,981,147	[1]	$	176,380 [1]	$	417,845
Interest		57,649			3,353		342
Total investment income		11,038,796			179,733		418,187
Expenses:
Investment management fees		4,093,698			85,867		198,357
Accounting, administration and compliance fees		497,699			13,427		32,785
Custodian fees		343,970			6,479		5,798
Transfer agent fees		90,517			4,505		12,411
Trustees’ fees and expenses		71,786			1,111		3,619
Audit fees and expenses		58,010			4,970		3,512
Registration fees		62,530			8,826		27,295
Printing expenses		46,320			565		5,257
Legal fees and expenses		226,560			4,974		12,443
Other expenses		152,988			18,774		11,171
Total expenses		5,644,078			149,498		312,648
Reimbursement from Investment Manager		0			(19,096)		(44,264)
Net expenses		5,644,078			130,402		268,384
Net investment income		5,394,718			49,331		149,803

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) on investments & foreign currency transactions		3,184,104			(12,291)		215,519
Net change in unrealized appreciation on investments and foreign currency translations		54,906,069			4,715,485		3,700,375
Net gain on investments		58,090,173			4,703,194		3,915,894
Net increase in net assets from operations	$	63,484,891		$	4,752,525	$	4,065,697
1 Net of foreign taxes withheld of: International Fund: $1,020,432 Emerging Markets Fund: $6,475
* Emerging Markets Fund commenced operations on June 28, 2010.
See Notes to Financial Statements.

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THOMAS WHITE FUNDS

Statements of Changes in Net Assets

	International Fund				Emerging Markets Fund*
		Year Ended October 31, 2010		Year Ended October 31, 2009	Period Ended October 31, 2010
Change in net assets from operations:
Net investment income	$	5,394,718	$	4,962,114	$	49,331
Net realized gain/(loss)		3,184,104		(24,166,358)		(12,291)
Net unrealized appreciation (depreciation) on investments		54,906,069		95,277,629		4,715,485
Net increase (decrease) in net assets from operations		63,484,891		76,073,385		4,752,525
Distributions to shareholders:
From net investment income		(5,619,579)		(4,727,686)		(48,814)
Total distributions		(5,619,579)		(4,727,686)		(48,814)
Fund share transactions		67,611,121		100,360,398		23,494,943
Total increase (decrease)		125,476,433		171,706,097		28,198,654
Net assets:
Beginning of period		359,704,399		187,998,302		0
End of period	$	485,180,832	$	359,704,399	$	28,198,654
Undistributed net investment income	$	9,567	$	234,428	$	517

	American Opportunities Fund
	Year Ended October 31, 2010		Year Ended October 31, 2009
Change in net assets from operations:
Net investment income	$	149,803	$	183,960
Net realized gain/(loss)		215,519		(1,893,560)
Net unrealized appreciation (depreciation) on investments		3,700,375		2,460,739
Net increase (decrease) in net assets from operations		4,065,697		751,139
Distributions to shareholders:
From net investment income		(154,370)		(142,050)
Return of capital				(67,485)
Total distributions		(154,370)		(209,535)
Fund share transactions		(77,289)		1,336,728
Total increase (decrease)		3,834,038		1,878,332
Net assets:
Beginning of period		17,712,972		15,834,640
End of period	$	21,547,010		$17,712,972
Undistributed net investment income	$	3,205	$	-------
* Emerging Markets Fund commenced operations on June 28, 2010.
See Notes to Financial Statements.

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Notes to Financial Statements Year Ended October 31, 2010

NOTE 1. SUMMARY OF ACCOUNTING POLICIES

Lord Asset Management Trust (the “Trust”) was organized as a Delaware business trust on February 9, 1994, as an open-end diversified management investment company. The Trust currently has three series of shares - the Thomas White International Fund (the “International Fund”), which commenced operations on June 28, 1994, the Thomas White Emerging Markets Fund (the “Emerging Markets Fund”), which commenced operations on June 28, 2010, and the Thomas White American Opportunities Fund (the “American Opportunities Fund”), which commenced operations on March 4, 1999, collectively referred to as the “Funds”. The investment objective of each Fund is to seek long-term capital growth. The International Fund will primarily invest in equity securities of companies located in the world’s developed countries outside of the U.S. The Emerging Markets Fund will primarily in securities of companies located in or whose businesses are closely associated with the world’s emerging markets countries. The American Opportunities Fund primarily invests in U.S. equity securities, with a focus on mid-size and small companies. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

(A) VALUATION OF SECURITIES

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no closing sale price is reported are valued at the mean between the last current bid and asked price. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short term investments are valued at original cost, which combined with accrued interest, approximates market value.

The Funds adopted the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), effective November 1, 2008. Under ASC 820, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date. In determining fair value, the Fund uses various valuation approaches. ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

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Notes to Financial Statements Year Ended October 31, 2010

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets.

Level 2 - Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Fund’s investments as of October 31, 2010, based on the inputs used to value them:

	International Fund	Emerging Markets Fund	American Opportunities Fund
Level 1 - Common Stocks	$71,931,225	$8,441,759	$21,276,822
Preferred Stocks	20,154,039	543,869	-------
Rights	366,038	14,102	-------
Total Level 1 -	92,451,302	8,999,730	21,276,822
Level 2 - Common Stocks	382,387,121	18,541,898	-------
Variable Rate Demand Notes	-------	-------	302,791
Time Deposits	34,370,545	-------	-------
Money Market Funds		5,851,952
Total Level 2 -	416,757,666	24,393,850	302,791
Level 3 - Common Stocks	-------	-------	-------
Total	509,208,968	33,393,580	21,579,613

The Fund’s assets assigned to Level 2 include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

(B) FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells a foreign security it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

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Notes to Financial Statements Year Ended October 31, 2010

Net realized gain (loss) on investments and foreign currency transactions include those gains and losses arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on investments and foreign currency translations include the changes in the value of assets and liabilities other than investments in securities at the end of the fiscal year, resulting from changes in the exchange rates.

(C) INCOME TAXES

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to its shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

The Funds have reviewed all open tax years and major jurisdictions and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for exam by taxing authorities and, as of October 31, 2010, open Federal tax years include the tax years ended October 31, 2007 through 2010. The Funds have no examinations in progress and is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(D) USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the year. Actual results could differ from these estimates.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on a trade date basis. Interest is accrued on a daily basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded when the information is available to the Fund. Realized gains and losses are determined using specific identification.

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Notes to Financial Statements Year Ended October 31, 2010

(F) DISTRIBUTIONS TO SHAREHOLDERS

The Funds usually declare and pay dividends from net investment income annually, but may be more frequent to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually.

(G) SECURITIES LENDING

The International Fund, Emerging Markets Fund and American Opportunities Fund may lend investment securities to investors who borrow securities in order to complete certain transactions. By lending investment securities, a Fund attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risk may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. It is each Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

Funds that lend securities receive cash as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by the securities lending agent in accordance with pre-established guidelines as set forth in the securities lending agreement. A portion of the interest received on the loan collateral is retained by the Fund and the remainder is rebated to the borrower of the securities. From the interest retained by the Funds, 50% is paid to the securities lending agent for the International Fund and Emerging Markets Fund for its services. The net amount of interest earned, after the interest rebate and the allocation to the securities lending agent, is included in the statement of operations as interest income. The value of loaned securities and related collateral outstanding at October 31, 2010, are as follows:

Portfolio	Value of Loaned Securities	Value of Collateral
Thomas White International Fund	$28,513,847	$29,752,242
Thomas White Emerging Markets Fund	$5,121,996	$5,256,186

The Thomas White International Fund and the Thomas White Emerging Markets Fund have earned interest income on securities lending (after rebates to borrowers and allocation to the securities lending agent) as follows:

Portfolio	Net Interest Earned by Portfolio
Thomas White International Fund	$56,990
Thomas White Emerging Markets Fund	3,451

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Notes to Financial Statements Year Ended October 31, 2010

(H) REDEMPTION FEE

The Funds assess a 2% fee on redemptions (including exchanges) of Fund shares held for less than sixty days. Redemption fees are paid to each Fund to help offset transaction costs and to protect the Fund’s long-term shareholders. Each Fund will use the “first-in, first-out” (FIFO) method to determine the sixty-day holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is less than sixty days, the fee will be charged. The International Fund charged $52,818 in redemption fees for the period ended October 31, 2010, which were included in net capital paid.

NOTE 2. SIGNIFICANT SHAREHOLDER

At October 31, 2010, the Thomas White American Opportunities Fund and the Thomas White Emerging Markets Fund had two shareholders who held 27.7% and 42.8%, respectively, of each Fund’s outstanding shares. Investment activities of these shareholders could have a material effect on each Fund.

NOTE 3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

As of October 31, 2010, there were an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions are summarized as follows:

International Fund
	Year Ended October 31, 2010		Year Ended October 31, 2009
	Shares	Amount	Shares		Amount
Shares sold	10,550,170	$164,799,730	14,617,516	$	168,825,973
Shares issued on reinvestment of dividends & distributions	330,659	5,482,305	321,194		4,650,882
Shares redeemed	(6,726,319)	(102,670,914)	(6,134,484)		(73,116,457)
Net increase	4,154,510	$67,611,121	8,804,226	$	100,360,398

Emerging Markets Fund
	Period Ended October 31, 2010
	Shares		Amount
Shares sold	2,335,596	$	23,446,129
Shares issued on reinvestment of dividends & distributions	4,085		48,814
Shares redeemed	-------		-------
Net increase	2,339,681	$	23,494,943

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Notes to Financial Statements Year Ended October 31, 2010

American Opportunities Fund
	Year Ended October 31, 2010			Year Ended October 31, 2009
	Shares		Amount	Shares		Amount
Shares sold	15,785	$	183,035	171,831	$	1,553,669
Shares issued on reinvestment of dividends & distributions	12,278		153,726	20,256		208,641
Shares redeemed	(36,452)		(414,050)	(45,032)		(425,582)
Net increase/(decrease)	(8,389)	$	(77,289)	147,055	$	1,336,728

NOTE 4. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund pays a monthly investment management fee to Thomas White International, Ltd. (the “Advisor”) at the rate of 1/12% of the Fund’s average daily net assets, which is equivalent to 1% of the Fund’s average daily net assets annually. For the fiscal year ended October 31, 2010 the Advisor has contractually agreed to reimburse its management fee for the International Fund, the Emerging Markets Fund, and the American Opportunities Fund to the extent that the total operating fees exceeded 1.40%, 1.50%, and 1.35% of the respective Fund’s average daily net assets. These expense limitation agreements to reimburse fees renew automatically on an annual basis unless the Advisor gives written notice to end them.

With respect to the International and Emerging Markets Funds, the Advisor may recoup any waived amount from a Fund pursuant to the expense limitation agreements if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the year in which the Advisor incurred the expense. As of October 31, 2010, the International and Emerging Markets Funds had the following amounts (and year of expiration) subject to repayment to the Advisor:

	Year Fees Waived	Repayment Expires	Balance
International Fund	2010*	2013	$0
Emerging Markets Fund	2010**	2013	$19,096

* For the period March 1, 2010, the initial date of the agreement, through October 31, 2010.

** For the period June 28, 2010, the initial date of the agreement, through October 31, 2010.

Each Fund pays a fee to the Advisor for certain fund accounting, fund administration and compliance services. For accounting services, the Funds pay a combined $75,000 fee that is prorated based on each Fund’s assets for the first $75,000,000 in individual assets. The International Fund pays 0.0225% of average daily net assets over the next $175 million in assets and 0.0125% of average daily net assets on the remaining balance. The Emerging Markets Fund pays 0.0225% of average daily net assets over the next $175 million in assets and 0.0125% of average daily net assets on the remaining balance. The American Opportunities Fund pays

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Notes to Financial Statements Year Ended October 31, 2010

0.015% of average daily net assets over the next $175 million in assets and 0.01% of average daily net assets on the remaining balance.

For fund administration, the Funds pay a combined $75,000 minimum fee that is prorated based on each Fund’s assets for the first $75,000,000 in individual assets. The International Fund then pays 0.09% of average daily net assets over the next $150 million in assets, 0.08% of average daily net assets over the next $300 million in assets, 0.06% of average daily net assets over the next $500 million in assets and 0.04% of average daily net assets on the remaining balance. The Emerging Markets Fund then pays 0.09% of average daily net assets over the next $150 million in assets, 0.08% of average daily net assets over the next $300 million in assets, 0.06% of average daily net assets over the next $500 million in assets and 0.04% of average daily net assets on the remaining balance. The American Opportunities Fund pays 0.08% of average daily net assets over the next $150 million in assets, 0.07% of average daily net assets over the next $300 million in assets, 0.06% of average daily net assets over the next $500 million in assets and 0.04% of average daily net assets on the remaining balance.

Each Fund also pays an annual fee of 0.01% of each Fund’s average daily net assets for compliance and legal administration services.

NOTE 5. CUSTODIAN AND TRANSFER AGENT FEES

Custodian Fees - Northern Trust is the custodian for the International Fund and Emerging Markets Funds. U.S. Bank is the custodian for the American Opportunities Fund. Northern Trust bills the International Fund and the Emerging Markets Fund quarterly based on the value of their holdings as of the previous quarter end plus transaction fees. U.S. Bank bills the American Opportunities Fund monthly based on the ending value of its holdings plus transaction fees.

Transfer Agent - U.S. Bancorp serves as the Funds’ transfer agent. Under the terms of the transfer agent agreement, U.S. Bancorp is entitled to $21,000 per year for the International Fund and $10,000 per year for the Emerging Markets Fund and the American Opportunities Fund. In addition, U.S. Bancorp is entitled to account-based fees along with reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

NOTE 6. INVESTMENT TRANSACTIONS

During the year ended October 31, 2010 the cost of purchases and the proceeds from sales of investment securities, other than short-term investments, were as follows:

Fund	Purchases	Sales
International Fund	$241,341,505	$172,697,973
Emerging Markets Fund	23,827,664	986,967
American Opportunities Fund	10,235,733	10,370,334

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Notes to Financial Statements Year Ended October 31, 2010

At October 31, 2010 the aggregate gross unrealized appreciation and depreciation of portfolio securities, based upon cost for federal income tax purposes, were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
International Fund	$425,755,267	$97,834,488	$(14,467,787)	$83,366,701
Emerging Markets Fund	28,678,095	4,817,780	(102,295)	4,715,485
American Opportunities Fund	17,516,036	4,443,470	(383,098)	4,060,372

Distributions to Shareholders

The Funds will distribute net investment income and net realized gains, if any, at least once a year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book/tax” differences are either temporary or permanent in nature and are primarily due to differing treatments for futures and option transactions, foreign currency transactions, passive foreign investment companies and losses deferred due to wash sales. Permanent differences, primarily due to reclassification of REIT income, resulted in reclassifications among the Funds’ components of net assets at October 31, 2010, the Funds’ tax year-end. For the Thomas White American Opportunities Fund, permanent differences resulted in reclassification of $7,772 in undistributed net investment income, $17,140 in accumulated net realized gain, and ($24,912) in paid-in-surplus. There were no permanent differences for the Thomas White International Fund and Thomas White Emerging Markets Fund.

	Undistributed Ordinary Income	Undistributed Long-term Gains	Unrealized Appreciation	Capital Loss Carryforwards	Total Distributable Earnings
International Fund	$9,567	$-------	$83,366,701	$(27,355,194)	$56,021,074
Emerging Markets Fund	517	-------	4,715,485	(12,291)	4,703,711
American Opportunities Fund	3,205	-------	4,060,372	(1,982,527)	2,081,050

As of October 31, 2010, the Funds had tax basis capital losses, which may be carried forward up to eight years to offset future capital gains. Such losses expire as follows:

Expiration Date	International Fund	Emerging Markets Fund	American Opportunities Fund
10/31/2016	$7,906,380	$0	$138,991
10/31/2017	24,171,090	0	1,843,536
10/31/2018	0	12,291	0
Total	27,355,194	12,291	1,982,527

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Notes to Financial Statements Year Ended October 31, 2010

The tax character of distributions paid during the year ended October 31, 2010 were as follows:

	Ordinary Income	Return of Capital	Long-term Capital Gains	Total Distributions
International Fund	$5,619,579	$-------	$-------	$5,619,579
Emerging Markets Fund	48,814	-------	-------	48,814
American Opportunities Fund	154,370	-------	$-------	154,370

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Tax Information (Unaudited)

The Funds have elected to pass through to their shareholders the foreign taxes paid for the year ended October 31, 2010 as follows:

	Foreign Dividend Income	Foreign Taxes Paid	Foreign Taxes Paid per share
International Fund	$11,022,587	$941,800	$0.03
Emerging Markets Fund	175,793	4,837	0.00

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Year Ended October 31, 2010

FINANCIAL HIGHLIGHTS

International Fund
		Year Ended October 31, 2010		Year Ended October 31, 2009		Year Ended October 31, 2008		Year Ended October 31, 2007		Year Ended October 31, 2006
Per share operating performance (For a share outstanding throughout the year)
Net asset value, beginning of year	$	14.50	$	11.74	$	22.51	$	18.11	$	14.52

Income from investment operations:
Net investment income		0.20		0.19		0.27		0.28		0.21
Net realized and unrealized gains (losses)		2.25		2.76		(10.79)		6.10		4.63
Total from investment operations		2.45		2.95		(10.52)		6.39		4.84

Distributions:
From net investment income		(0.20)		(0.19)		(0.25)		(0.33)		(0.18)
From net realized gains		-------		-------		-------		(1.65)		(1.07)
Total distributions		(0.20)		(0.19)		(0.25)		(1.99)		(1.25)

Change in net asset value for the year		2.25		2.76		(10.77)		4.40		3.59
Net asset value, end of year	$	16.75	$	14.50	$	11.74	$	22.51	$	18.11
Total Return		16.88%		25.15%		(46.69)%		35.36%		33.39%

Ratios/supplemental data
Net assets, end of year (000)	$	484,822	$	359,704	$	187.998	$	262,634	$	146,739
Ratio to average net assets:
Expenses		1.38%		1.46%		1.47%		1.42%		1.44%
Net investment income/loss		1.31%		1.80%		1.49%		1.46%		1.07%
Portfolio turnover rate		43.93%		59.20%		54.10%		46.22%		38.69%

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Year Ended October 31, 2010

FINANCIAL HIGHLIGHTS

Emerging Markets Fund
		Period Ended October 31, 2010*
Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	10.00

Income from investment operations:
Net investment income (loss)		0.02
Net realized and unrealized gains (losses)		2.05
Total from investment operations		2.07
Distributions:
From net investment income		(0.02)
From net realized gains		-------

Total distributions		(0.02)
Change in net asset value for the year		2.05
Net asset value, end of year	$	12.05
Total Return		20.71%	**

Ratios/supplemental data
Net assets, end of year (000)	$	28,199
Ratio to average net assets:
Expenses (net of reimbursement)		1.50%	+
Net investment income/loss (net of reimbursement)		0.57%	+
Portfolio turnover rate		3.88%

*	The Emerging Markets Fund commenced operations on June 28, 2010.
**	The return for the period June 28, 2010 through October 31, 2010 is not annualized.
+	In the absence of the expense reimbursement for the Emerging Markets Fund the ratio of expenses to average net assets would have been 1.72% and the ratio of net investment income to average net assets would have been 0.35% for the current period.

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Year Ended October 31, 2010

American Opportunities Fund
		Year Ended October 31, 2010			Year Ended October 31, 2009		Year Ended October 31, 2008		Year Ended October 31, 2007		Year Ended October 31, 2006
Per share operating performance (For a share outstanding throughout the year)
Net asset value, beginning of year	$	10.25		$	10.01	$	15.44	$	14.97	$	14.75
Income from investment operations:
Net investment income (loss)		0.09			0.08		0.05		0.11		0.07
Net realized and unrealized gains (losses)		2.28			0.28		(5.43)		1.71		2.12
Total from investment operations		2.37			0.36		(5.38)		1.82		2.19
Distributions:
From net investment income		(0.09)			(0.08)		(0.05)		(0.11)		(0.07)
From net realized gains		-------			-------		-------		(1.24)		(1.90)
Tax return of capital		-------			(0.04)		-------		-------		-------
Total distributions		(0.09)			(0.12)		(0.05)		(1.35)		(1.97)
Change in net asset value for the year		2.28			0.24		(5.43)		0.47		0.22
Net asset value, end of year	$	12.53		$	10.25	$	10.01	$	15.44	$	14.97
Total Return		23.13%			3.62% [1]		(34.79)%		12.37%		14.77%
Ratios/supplemental data
Net assets, end of year (000)	$	21,547		$	17,713	$	15,835	$	25,360	$	23,808
Ratio to average net assets:
Expenses (net of reimbursement)		1.35%	+		1.35% +		1.35% +		1.35% +		1.35% +
Net investment income/loss (net of reimbursement)		0.75%	+		1.16% +		0.38% +		0.69% +		0.44% +
Portfolio turnover rate		52.99%			83.15%		39.59%		59.20%		44.68%

(1)	Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by .056% and $0.01 respectively

+	In the absence of the expense reimbursement for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.57% and the ratio of net investment income to average net assets would have been 0.53% for the current year.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.74% and the ratio of net investment income to average net assets would have been 0.77% for the year ended October 31, 2009.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.51% and the ratio of net investment income to average net assets would have been 0.22% for the year ended October 31, 2008.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.55% and the ratio of net investment income to average net assets would have been 0.50% for the year ended October 31, 2007.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.52% and the ratio of net investment income to average net assets would have been 0.27% for the year ended October 31, 2006.

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THOMAS WHITE FUNDS

DISCLOSURE OF FUND EXPENSES

As a shareholder of the Funds you incur ongoing costs, including management fees and other Fund expenses, and you may incur transaction costs, including redemption fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2010 (or June 28, 2010, the inception date for the Emerging Markets Fund) through October 31, 2010.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line together with the amount you invested to estimate the expenses you paid over the period. Simply divided your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your own account during this period. IRA accounts are charged a $15.00 annual fee each year in September that is not reflected in the actual expense example. If you hold your Fund shares through an IRA account, you should add this cost to the expenses paid shown below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. IRA accounts are charged a $15.00 annual fee each year in September that is not reflected in the hypothetical expense example. If you hold your Fund shares through an IRA account, you should separately compare the Funds’ IRA fees to the IRA fees of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as redemption fees. Therefore the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

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THOMAS WHITE FUNDS

	Beginning Account Value May 1, 2010[1]	Ending Account Value Oct. 31, 2010	Expenses Paid During Period (May 1, 2010[1] – Oct. 31, 2010)
International Fund
Actual	$1,000.00	$1,037.65	$7.22*
Hypothetical (5% return before expenses)	$1,000.00	$1,008.90	$7.02*
Emerging Markets Fund
Actual	$1,000.00	$1,199.60	$5.69**
Hypothetical (5% return before expenses)	$1,000.00	$1,017.20	$5.22**
American Opportunities Fund
Actual	$1,000.00	$1,004.68	$6.84*
Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$6.87*

1. The Emerging Markets Fund commenced operations on June 28, 2010 and did not have a full 6 month performance period.

* Expenses for the International and American Opportunities Funds are equal to the Funds’ annualized expense ratio (after waiver and reimbursement) of 1.35% for the American Opportunities Fund and 1.38% for the International Fund multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

** Expenses for the Emerging Markets Fund are equal to the Fund’s annualized expense ratio (after waiver and reimbursement) of 1.50% multiplied by the average account value over the period June 28, 2010 through October 31, 2010, multiplied by 126/365 (to reflect the period since the Fund’s inception).

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-811-0535.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

You may obtain a description of the Funds’ (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12 month period ended June 30 for which an SEC filing has been made, without charge, upon request by calling the Funds at 1-800-811-0535 or on the EDGAR database on the SEC’s website (http://www.sec.gov).

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Approval of Investment Advisory Agreement for the Thomas White Emerging Markets Funds

At a meeting of the Board of Trustees (“Board” or “Trustees”) held on June 11, 2010, the Board reviewed and considered the proposed Investment Advisory Agreement (the “Agreement”) between Lord Asset Management Trust (the “Trust”), on behalf of the Thomas White Emerging Markets Fund (the “Fund”), and Thomas White International, Ltd. (“TWI” or the “Advisor”), to determine whether the Agreement should be approved for an initial two-year period. Following their review and consideration, the Trustees determined that the Agreement will enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. Accordingly, the Board, including the independent Trustees of the Board, unanimously approved the Agreement. In reaching their decision, the Trustees requested and obtained from the Advisor such information as they deemed reasonably necessary to evaluate the Agreement. The Trustees also carefully considered the information that they had received throughout the year from the Advisor as part of their regular oversight of the Thomas White International Fund and Thomas White American Opportunities Fund (together, the “Existing Funds”), as well as profitability data and comparative fee, expense and performance information prepared by Trust management. In considering the Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by Trust counsel and their own business judgment, to be relevant. They based their decision on the following considerations, among others, although they did not identify any one specific consideration or particular information that was controlling of their decisions:

•

The nature, extent and quality of the advisory services to be provided. The Trustees concluded that TWI is capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past to the Existing Funds, TWI’s management capabilities demonstrated with respect to the Existing Funds, the professional qualifications and experience of Thomas White as the portfolio manager of the Existing Funds, TWI’s investment and management oversight processes, and the competitive investment performance of the Existing Funds. The Trustees also determined that TWI proposed to provide investment advisory services that were of the same quality as services provided to the Existing Funds in the past, and that these services are appropriate in scope and extent in light of the Fund’s proposed operations, the competitive landscape of the investment company business and investor needs. On the basis of the Trustees’ assessment of the nature, extent and quality of the advisory services to be provided by TWI, the Trustees concluded that TWI is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other investment companies.

•

The cost of advisory services provided and the level of profitability. On the basis of comparative information derived from Morningstar data, the Trustees determined that the overall expense ratio of the Fund, on a net basis, is competitive with industry averages. The Trustees also noted that TWI had proposed a contractual commitment for the benefit of Fund shareholders to limit the Fund’s operating expenses to 1.50% of

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Approval of Investment Advisory Agreement for the Thomas White Emerging Markets Funds

average daily net assets for the upcoming year. The Board also focused on TWI’s current level of profitability with respect to the Existing Funds, and noted that TWI’s profitability was acceptable. In connection with this, the Board took into consideration the fact that TWI will undertake to pay for all of the costs related to the Fund’s participation on various mutual fund supermarket platforms. The Board members also took into consideration the fact that the Fund will be offered without being subject to any sales charges or commissions and any Rule 12b-1 distribution fees and that TWI will bear the distribution related costs that it undertakes with respect to the Fund entirely out of its own resources. The Trustees further noted TWI’s commitment to increasing the exposure of the Website and implementing other marketing initiatives to help promote the Fund and that the costs of the Website are being borne by TWI, which will provide an additional benefit to the Fund. Accordingly, on the basis of the Board’s review of the fees to be charged by TWI for investment advisory services, the investment advisory and other services to be provided to the Fund by TWI, and the estimated profitability of TWI’s relationship with the Fund, the Board concluded that the level of investment advisory fees and TWI’s projected profitability are appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies and the historical profitability of the relationship between the Existing Funds and TWI.

•

The extent to which economies of scale will be realized as the Fund grows and whether the advisory fees reflect economies of scale. While the Fund’s investment advisory fees will not decrease as the Fund’s assets grow because it will not be subject to investment advisory fee breakpoints, the Trustees concluded that the Fund’s investment advisory fees are appropriate in light of the projected size of the Fund, and appropriately reflect the current economic environment for TWI and the competitive nature of the mutual fund market. The Trustees then noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, and the appropriateness of investment advisory fees payable to TWI, in the future.

•

Benefits to TWI from its relationship with the Fund (and any corresponding benefits to the Fund). The Trustees concluded that other benefits that will be derived by TWI from its relationship with the Fund, including “soft dollar” benefits in connection with Fund brokerage transactions and use of the Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders. In addition, the Trustees determined that the Fund will benefit from its relationship to TWI by virtue of TWI’s provision of administration and fund accounting services, in addition to investment advisory services, at a cost to the Fund that is generally comparable to the cost of an outside service provider, which the Trustees determined to be reasonable, fair and in the best interests of Fund shareholders in light of the nature and quality of the services to be provided and the necessity of the services for the Fund’s operations.

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Approval of Investment Advisory Agreement for the Thomas White Emerging Markets Funds

•

Other Considerations. In approving the Agreement, the Trustees determined that TWI has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. The Trustees also concluded that TWI has made a significant entrepreneurial commitment to the management and success of the Fund, which entails a substantial financial and professional commitment, including the Expense Limitation Agreement under which TWI has undertaken to waive a portion of its fees to the benefit of Fund shareholders to the extent necessary in accordance with the terms of the Expense Limitation Agreement. The Board also considered matters with respect to the brokerage practices of TWI, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Lord Asset Management Trust:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thomas White International Fund, Thomas White Emerging Markets Fund and Thomas White American Opportunities Fund (separate portfolios constituting Lord Asset Management Trust, hereafter referred to as the “Funds”) at October 31, 2010, the results of each of their operations for the year or period then ended, the changes in each of their net assets for each of the two years or period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

December 23, 2010

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TRUSTEE AND OFFICER DISCLOSURE OCTOBER 31, 2010

Name, Address and Age	Positions held with Funds	Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios overseen by Trustee	Other Directorships Held by Trustee
Thomas S. White, Jr. 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 66	Trustee, President	16 years	Chairman of Thomas White International, Ltd.	3	None

Douglas M. Jackman 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 44	Vice President and Secretary	14 years	Analyst and Exec. Vice President of Thomas White International, Ltd;	3	N/A

David M. Sullivan II 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 38	Treasurer	10 years	Treasurer of the Thomas White Funds; Senior Vice President of Thomas White International, Ltd.	3	N/A

John N. Venson 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 63	Trustee	16 years	Dean of the California School of Podiatric Medicine (since 2008); Doctor of Podiatric Medicine	3	None

Independent Trustees

James N Bay 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 60	Trustee	4 years	Corporate officer – Bay Foods, Inc., Bays Corporation, Bays English Muffin Corp., Bays Michigan Corp., John Marshall Marketing Corp. (food services) (since 1972).	3	None

Elizabeth Montgomery 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 66	Trustee	9 years	Retired; former President, Graham Group (management consulting).	3	None

Robert W Thomas 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 66	Trustee	4 years	President of Thomas Laboratories, Inc. (pharmaceutical company) (since 1992).	3	None

ADDITIONAL INFORMATION

The Statement of Additional Information contains additional information regarding the Funds and Trustees, and is available upon request without charge by calling 1-800-811-0535.

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Privacy Policy

LORD ASSET MANAGEMENT TRUST

THOMAS WHITE INTERNATIONAL, LTD.

I. Commitment to Consumer* Privacy

The Thomas White Funds Family and Thomas White International, Ltd. (collectively, “we” or “us”) are committed to handling consumer information responsibly. We recognize and respect the privacy expectations of our consumers, and we believe that the confidentiality and security of consumers’ personal financial information is one of our fundamental responsibilities.

II. Collection of Consumer Information

We collect, retain and use consumer information only where we reasonably believe it would be useful to the consumer and allowed by law. Consumer information collected by us generally comes from the following sources:

•	Information we receive on applications or other forms;

•	Information about consumers’ transactions with us, our affiliates, or others.

III. Disclosure of Consumer Information

We may disclose all of the consumer information we collect to affiliated financial institutions and to third parties who are not our affiliates:

•	to perform marketing services on our behalf or pursuant to a joint marketing agreement between us and another party; and

•	as otherwise permitted by law.

We do not disclose any consumer information about our former customers* to anyone except as permitted by law.

IV. Security of Customer Information

We are committed to, and also require our service providers to:

•	maintain policies and procedures designed to assure only appropriate access to, and use of information about our customers; and

•	maintain physical, electronic and procedural safeguards that comply with federal standards to guard non-public personal information of our customers.

* As defined in Regulation S-P

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OFFICERS AND TRUSTEES

Thomas S. White, Jr.

Chairman of the Board

and President

James N. Bay

Trustee

Elizabeth G. Montgomery

Trustee

Robert W. Thomas

Trustee

John N. Venson, D.P.M.

Trustee

Douglas M. Jackman, CFA

Vice President and Secretary

David M. Sullivan II

Treasurer and

Assistant Secretary

INVESTMENT ADVISER AND ADMINISTRATOR

Thomas White International, Ltd.

440 S. LaSalle Street, Suite 3900

Chicago, Illinois 60605-1028

CUSTODIANS

The Northern Trust Company

Chicago, Illinois

U.S. Bank, N.A.

Milwaukee, Wisconsin

LEGAL COUNSEL

Dechert LLP

Washington, DC

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

Chicago, Illinois

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

Milwaukee, Wisconsin

FOR CURRENT PERFORMANCE, NET ASSET VALUE OR FOR ASSISTANCE WITH YOUR ACCOUNT, PLEASE CONTACT THE FUNDS FAMILY AT 800-811-0535 OR VISIT OUR WEB SITE AT WWW.THOMASWHITE.COM

Thomas White International, Ltd.

440 S. LaSalle Street

Suite 3900

Chicago, Illinois 60605

USA

1-800-811-0535

www.thomaswhite.com

COVER PICTURE: The Sultan Ahmed Mosque in Istanbul, Turkey

Finished in 1616, the overwhelming size, majesty and splendor of the Sultan Ahmed Mosque projected the awesome power of the Ottoman Empire. Built high above the banks of the Bosporus, it towers over what was the Empire’s capital, Constantinople, which is now Istanbul, the largest city in modern Turkey. Lasting from 1299 to 1923, the Empire, at the height of its power in the 16th and 17th centuries, controlled much of Southeastern Europe, the Middle East, Western Asia and North Africa. While Western Europe was struggling through its “Dark Ages”, the Islamic Ottomans enjoyed their golden era, leading to significant advancements in mathematics, science, architecture and the arts.

Modern Turkey was founded in 1923 after the final defeat of the Ottoman Empire. Under the firm hand of its founder Mustafa Kemal, the new nation was created as a secular democracy. Since then, Turkey has increasingly integrated with the West, joining NATO and the G-20 group of major economies. Turkey began full membership negotiations with the European Union in 2005, having been an associate member of the European Economic Community since 1963.

Currently classified by MSCI as an emerging market country, we believe Turkey is on the cusp of moving up to developed status. As with China and India, the country would be reclaiming its past glory as one of the world’s leading nations. And by uniting with continental Europe as a Eurasian country, Turkey’s economy will benefit from broad market scale and greatly enhance its financial creditability.

Our Global Investing Website

We feel it is important to provide interested shareholders with material that will enable them to become familiar with the countries where we invest. Our analysts issue a wide range of brief reports that are both informative and interesting. Please visit www.thomaswhite.com.

Country Profiles	Each nation’s history, culture and economy
Monthly Global Overview	A snapshot of the world economy each month
Monthly Economic Reviews	Events influencing regional markets
BRIC Spotlight Reports	In-depth descriptions of the important BRIC industries
Global Player Reports	Profiles introducing significant leaders
Green Reports	How nations are solving their environmental challenges
Weekly Postcards	Comments to broaden one’s understanding of a country

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by the report, Lord Asset Management Trust (“Registrant”) had adopted a code of ethics that applies to the Registrant’s principal executive officer, chief financial officer and chief accounting officer, or persons performing similar functions. There were no amendments to the code during the fiscal year ended October 31, 2010. There were no waivers or implicit waivers from the code granted by the Registrant during the fiscal year ended October 31, 2010.

A copy of the code is filed hereto as an exhibit. A copy of the Code of Ethics may be requested free of charge by calling toll free on 1-800-811-0535.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant’s Board of Trustees has determined that its Audit Committee does not currently have any member that qualifies as an “audit committee financial expert” as defined under rules adopted by the Securities and Exchange Commission. Upon careful review of the background and qualifications of each member of the Audit Committee, the Board was satisfied that each Audit Committee member has sufficient knowledge, experience, and skills to perform the functions required of him or her under the Funds’ Audit Committee Charter adopted by the Board of Trustees and to carry out such functions with the duty of care required of such member. In addition, the Board of Trustees also noted that the Audit Committee Charter provides that the Audit Committee is authorized to retain, at the Registrant’s expense, special counsel and such other experts or consultants as may be necessary to assist the Committee in discharging its responsibilities.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLC (“PWC”) for the audit of the Registrant’s annual financial statements or services normally provided in connection with statutory and regulatory filings for the last two fiscal years ended October 31, 2010 and October 31, 2009 were $70,000 and $52,875, respectively.

(b)	Audit Related Fees. The Registrant was not billed any fees by PWC for the last two fiscal years ended October 31, 2010 and October 31, 2009 for the Fund for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements and not otherwise included above.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by PWC for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the last two fiscal years ended October 31, 2010 and October 31, 2009 were $15,000 and $10,000, respectively.

(d)	The Registrant was not billed any fees by PWC for the fiscal years ended October 31, 2010 and October 31, 2009 for products and services provided by PWC, other than the services reported in paragraphs (a) through (c) of this Item.

(e)

Pre-Approval Policies and Procedures. Pursuant to the Registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the Registrant’s independent auditor. In addition, the Charter provides that the Audit Committee is responsible for reviewing and approving any and all proposals by the Registrant for the independent auditor to render permissible non-audit services and reviewing and approving the fees and other terms of any such engagement. In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence.

Pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, pre-approval is required for non-audit services billed by PWC to the Registrant’s investment adviser, or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant if the services relate directly to the operations and financial reporting of the Registrant. As disclosed above in Items 4(b) through (d), there were no fees for such services during the applicable periods.

(f)	Less than 50 percent of the hours expended on PWC’s engagement to audit the Registrant’s financial statements for the fiscal year ended October 31, 2010 for the Registrant were attributed to work performed by persons other than PWC’s full-time, permanent employees.

(g)	PWC did not bill the Registrant for any other non-audit services for the fiscal years ended October 31, 2010 and 2009 for the Funds other than as disclosed above.

No fees were billed by PWC for non-audit services rendered to Thomas White International, Ltd. (“TWI”), the Registrant’s investment adviser, or to entities controlling, controlled by, or under common control with TWI for the fiscal years ended October 31, 2010 and October 31, 2009.

(h)	Because PWC has not rendered non-audit services to TWI, the Registrant’s Audit Committee did not have to consider whether the provision of non-audit services that were rendered to TWI and any entity controlling, controlled by, or under common control with TWI that provides ongoing services to the Registrant were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the Registrant and were not compatible with maintaining PWC’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included as part of Item 1 of this report.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Based on an evaluation of Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers.

(a)(2)	Certifications of chief executive officer and chief financial officer filed as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certifications of chief executive officer and chief financial officer furnished as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ASSET MANAGEMENT TRUST

By:	/S/ THOMAS S. WHITE, JR.
Thomas S. White, Jr.
President (Principal Executive Officer)

Date: January 6, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ THOMAS S. WHITE, JR.
Thomas S. White, Jr.
President (Principal Executive Officer)

Date: January 6, 2011

By:	/S/ DAVID M. SULLIVAN II
David M. Sullivan II
Treasurer (Principal Financial Officer)

Date: January 6, 2011

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer filed as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer furnished as required by Section 906 of the Sarbanes-Oxley Act of 2002.